                                                                   EXHIBIT 10.28


                                 AVANTGO, INC.

                  SERIES D PREFERRED STOCK PURCHASE AGREEMENT
                  -------------------------------------------

     This Series D Preferred Stock Purchase Agreement (the "Agreement") is made
                                                            ---------
as of the 8/th/ day of March, 2000, by and between AvantGo, Inc., a Delaware corporation (the "Company") and the investors listed on Exhibit A attached
                  -------                               ---------
hereto (each a "Purchaser" and together, if more than one, the "Purchasers").
                ---------                                       ----------

     The parties hereby agree as follows:

     1.   Purchase and Sale of Preferred Stock.
          ------------------------------------

          1.1  Sale and Issuance of Series D Preferred Stock.
               ---------------------------------------------

               (a) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing (as defined below) the Fifth Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B (the "Restated Certificate").
---------       --------------------

               (b) Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of shares of Series D Preferred Stock set forth opposite each such Purchaser's name on Exhibit A
                                                                 ---------
attached hereto at a purchase price of $8.36 per share. The shares of Series D Preferred Stock issued to the Purchaser pursuant to this Agreement shall be hereinafter referred to as the "Stock."
                                -----

          1.2  Closings; Delivery.
               ------------------

               (a)  The purchase and sale of the Stock (the "Closing") shall
                                                             -------
take place at the offices of Perkins Coie LLP, 135 Commonwealth Drive, Suite 250, Menlo Park, California, at 1:00 p.m., on March 8th, 2000, or at such other time and place as the Company and the Purchasers acquiring a majority of the Stock at the Closing mutually agree upon, orally or in writing (such date, the "Closing Date").
 ------------

               (b) At the Closing, the Company shall deliver to each Purchaser a certificate representing the Stock being purchased thereby against payment of the purchase price therefor by check or by wire transfer to the Company's bank account. The amount of Stock and the price per share are set forth opposite each Purchaser's name of Exhibit A hereto.
                    ---------

          1.3  Subsequent Sale of Series D Preferred Stock.  The Company may
               -------------------------------------------
sell up to the balance of the authorized number of shares of Series D Preferred Stock as of the Closing and not sold at the Closing to such purchasers as its Chief Executive Officer shall select at a price not less than $8.36 per share and on the same terms and conditions as provided in this Agreement and the Ancillary Agreements (as defined in this Section 1.3); provided (i) that the Company shall not without the consent of a majority of the Purchasers cause the sale of Stock in any subsequent sale pursuant to this Section 1.3 in such a manner as would cause the holders of Stock who do not also own shares of the Company's Series A Preferred Stock, Series B Preferred

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Stock, Series C Preferred Stock or Common Stock to hold less than a majority of the then outstanding shares of Stock; and (ii) the agreement for sale and the transactions contemplated thereby are closed not later than thirty (30) days following the Closing. Any such purchaser shall become a party to (i) this Agreement; (ii) the Third Amended and Restated Investors' Rights Agreement in the form attached hereto as Exhibit D (the "Investors' Rights Agreement"); (iii)
                            ---------       ---------------------------
the Third Amended and Restated Right of First Refusal and Co-Sale Agreement in the form attached hereto as Exhibit E (the "Co-Sale Agreement"); and (iv) the
                            ---------       -----------------
Third Amended and Restated Voting Agreement in the form attached hereto as Exhibit F (the "Voting Agreement") (collectively with the Investors' Rights
---------       ----------------
Agreement and the Co-Sale Agreement, the "Ancillary Agreements"), and shall have the rights and obligations hereunder and thereunder.

     2.   Representations, Warranties and Covenants of the Company.  The Company
          --------------------------------------------------------
hereby represents, warrants and covenants to each Purchaser that, as of the Closing Date, except as set forth on a Schedule of Exceptions attached hereto as Exhibit C (the "Schedule of Exceptions"), which exceptions shall be deemed to be
---------       ----------------------
representations and warranties as if made hereunder:

          2.1  Organization, Good Standing and Qualification.  The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted, to own and operate its properties and to execute and deliver this Agreement and the Ancillary Agreements. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, financial condition or operating results (a "Material Adverse
                                                         ----------------
Effect").
------

          2.2  Capitalization.  The authorized capital of the Company consists,
               --------------
or will consist, immediately prior to the Closing, of:

               (a) 16,472,082 shares of Preferred Stock, of which (i) 4,434,156 have been designated Series A Preferred Stock, all of which are issued and outstanding immediately prior to the Closing, (ii) 3,301,886 have been designated Series B Preferred Stock, all of which are issued and outstanding immediately prior to the Closing, (iii) 3,736,040 have been designated Series C Preferred Stock, all of which are issued and outstanding immediately prior to the Closing, and (iv) 5,000,000 have been designated Series D Preferred Stock, none of which are issued and outstanding immediately prior to the Closing. The rights, privileges and preferences of the Preferred Stock are as stated in the Restated Certificate. All of the outstanding shares of Preferred Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

               (b) 40,000,000 shares of Common Stock, 9,840,562 shares of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws. The Company has reserved (i) 16,472,082 shares of Common Stock for issuance upon conversion of the Preferred Stock and (ii) 9,213,600 shares of Common Stock for issuance to officers, directors, employees and consultants

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of the Company under the Company's 1997 Stock Option Plan (the "1997 Plan"), of
which (A) options to purchase 4,311,958 shares of Common stock are issued and outstanding, (B) options to purchase 3,278,562 shares of Common Stock have been exercised and are included in the Company's outstanding Common Stock, (C) options to purchase 1,187,080 shares are available for future issuance under the 1997 Plan and (D) 436,000 shares were exercised and subsequently repurchased by the Company and are not available for reissuance under the 1997 Plan.

          (c) Except for (i) conversion privileges of the Preferred Stock, (ii) outstanding options issued pursuant to the 1997 Plan, (iii) the rights of first refusal set forth in the Investors Rights Agreement and Co-Sale Agreement, and
(iv) options, warrants, rights or agreements set forth in Section 2.2 of the Schedule of Exceptions, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

          (d) On the Closing, and except as set forth on the Schedule of Exceptions, the holders of Series A Stock, Series B Stock, Series C Stock and Series D Stock will not have any rights or privileges other than as reflected in the stock purchase agreements relating to such series of Preferred Stock (the "Prior Purchase Agreements"), the Ancillary Agreements, and the Restated
 -------------------------
Certificate.

     2.3  Subsidiaries.  Except as set forth on the Schedule of Exceptions,
          ------------
the Company does not currently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

     2.4  Authorization.  All corporate action on the part of the Company,
          -------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, and the Ancillary Agreements (collectively, the "Agreements"), the performance of all obligations of the
                    ----------
Company hereunder and thereunder and the authorization, issuance and delivery of the Stock and the Common Stock issuable upon conversion of the Stock (together, the "Securities") has been taken or will be taken prior to the Closing, and the
     ----------
Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

     2.5  Valid Issuance of Securities.  The Stock that is being issued to
          ----------------------------
the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of

Section 2.6 below, the Stock will be issued in compliance with all applicable federal and state securities laws and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption. The Common Stock issuable upon conversion of the Stock (the "Conversion Shares") has been duly and validly reserved for issuance, and
      -----------------
upon issuance in accordance with the terms of the Restated Certificate, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

          2.6  Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable state securities laws and Regulation D of the Securities Act of 1933, as amended (the "Securities Act").
                                         --------------

          2.7  Litigation.  There is no action, suit, proceeding or
               ----------
investigation pending or, to the best of the Company's knowledge, currently threatened against the Company or any of its subsidiaries that questions the validity of the Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in a Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or which the Company or any of its subsidiaries intends to initiate.

          2.8  Patents and Trademarks.  To its knowledge, the Company owns or
               ----------------------
possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business as now conducted and as currently proposed to be conducted without any conflict with, or infringement of, the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has received no notice of any communications alleging that the Company has violated or, by conducting its business as currently proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. To its knowledge, no person has the right to assert any claims against the Company regarding the Company's use of or rights to its patents, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business as currently proposed to be conducted. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as currently proposed, will, to the best of the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

          2.9  Compliance with Other Instruments.
               ---------------------------------

               (a) The Company is not in violation or default of any provisions of its Restated Certificate or Bylaws or of any mortgage, indenture, agreement, instrument, judgment, order, writ, decree or contract to which it is a party or by which it or any of its properties are bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or default or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any mortgage, pledge, lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or of its assets or properties.

               (b) To its knowledge, the Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution agreement or other agreement.

          2.10 Agreements; Action.
               ------------------

               (a) Except for the Agreements, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

               (b) Except as provided in the Agreement and the Ancillary Agreements, there are no agreements, judgments, orders, writs, decrees, understandings, instruments, contracts or proposed transactions to which the Company or any of its subsidiaries is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company or any of its subsidiaries in excess of, $25,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its subsidiaries, or (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

               (c) Neither the Company nor any of its subsidiaries has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $25,000 or in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

               (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

               (e) To its knowledge, the Company has performed all material obligations required to be performed by it as of the date hereof under any material agreement to which the Company is a party or to which it is bound. The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Restated Certificate or Bylaws, that adversely affects its business as now conducted or currently proposed to be conducted, its properties or its financial condition. To the Company's knowledge, each such agreement is in full force and effect, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws, except where such unenforceability would not have a Material Adverse Effect.

          2.11 Disclosure.  The Company has fully provided the Purchasers with
               ----------
all the information which the Purchasers have requested for deciding whether to acquire the Stock and all information which the Company believes is reasonably necessary to enable the Purchasers to make such a decision (collectively, the "Business Materials"). No representation or warranty of the Company contained
-------------------
in this Agreement and the exhibits attached hereto or in any certificate furnished or to be furnished to Purchasers at the Closing (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. To the best of the Company's knowledge, after reasonable investigation, there are no facts which (individually or in the aggregate) materially adversely affect the Company that have not been set forth in this Agreement, the Exhibits hereto, the Ancillary Agreements or in other documents delivered to the Purchasers or their attorneys or agents or to counsel to Lead Investor in connection herewith or therewith.

          2.12  No Conflict of Interest.  The Company is not indebted, directly
                -----------------------
or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business. None of the Company's officers or directors, or any members of their immediate families, are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company's stock) or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that officers, directors and/or stockholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded companies that may compete with the Company. To the best of the Company's knowledge, none of the Company's officers or directors or any members of their immediate families are, directly or indirectly, interested in or party to any material contract with the Company. The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          2.13  Rights of Registration and Voting.  Except as contemplated in
                ---------------------------------
the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity. To the best of the Company's knowledge, except as contemplated in the Voting Agreement, no stockholders of the Company have entered into any agreements with respect to the voting of capital shares of the Company.

          2.14  Title to Property and Assets.  The Company owns and has good and
                ----------------------------
marketable title to its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, mortgages or security interests. All facilities, machinery, equipment, fixtures, vehicles and other properties owned or leased by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are currently being used.

          2.15  Manufacturing and Marketing Rights.  The Company has not granted
                ----------------------------------
rights to manufacture, produce, assemble, license, market, or sell its products to any other person and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

          2.16  Financial Statements.  The Company has delivered to each
                --------------------
Purchaser its unaudited financial statements (balance sheet and statements of operations, and statement of cash flows) as of December 31, 1999 and for the fiscal year ended December 31, 1999 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that the Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition, operating results and cash flows of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the

Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1999 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition, operating results or cash flows of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

          2.17  Changes.  Since December 31, 1999, there has not been:
                -------

                (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse to the assets, financial condition or operations of the Company;

                (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, financial condition or operating results of the Company (as such business is presently conducted and as it is currently proposed to be conducted);

                (c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

                (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is currently proposed to be conducted);

                (e) any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

                (f) any material change in any compensation arrangement or agreement with any key employee, officer, director or stockholder;

                (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

                (h) any resignation or termination of employment of any officer or key employee of the Company; and the Company, to the best of the Company's knowledge, does not know of any impending resignation or termination of employment of any such officer or key employee;

                (i) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

                (j) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

                (k) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                (l) any declaration, setting aside or payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

                (m) to the best of the Company's knowledge, any other event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company (as such business is presently conducted and as it is currently proposed to be conducted); or

                (n) any arrangement or commitment by the Company to do any of the things described in this Section 2.17.

          2.18  Employee Benefit Plans.  The Company does not have any Employee
                ----------------------
Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

          2.19  Tax Returns and Payments.  The Company has filed all tax returns
                ------------------------
and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due. There is no pending dispute with any taxing authority relating to any of such returns and the Company has not received notice of any proposed liability for any tax to be imposed upon the properties or assets of the Company.

          2.20  Labor Agreements and Actions.  The Company is not bound by or
                ----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the best of the Company's knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a Material Adverse Effect on the assets, properties, financial condition, operating results, cash flow, or business of the Company (as such business is presently conducted and as it is currently proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company. To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment. To the best of the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement, or any other agreement relating to the right of such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors will not result in any such violation. The Company has not received any notice from any previous or current employee, consultant or other individual alleging that such violation has occurred. The Company is not aware that any officer or employee critical to the future success of the Company, or that any group of such employees, intends to terminate their employment with the Company, nor does the Company intend to terminate the employment of any of the foregoing.

          2.21  Proprietary Information and Inventions Agreements.  Each
                -------------------------------------------------
employee, consultant and officer of the Company has executed an agreement with the Company regarding confidentiality and proprietary information substantially in the form or forms delivered to the counsel for the Purchasers. The Company, after reasonable investigation, is not aware that any of its employees or consultants is in violation thereof, and the Company will use its best efforts to prevent any such violation. All consultants to or vendors of the Company with access to confidential information of the Company are parties to a written agreement substantially in the form or forms provided to counsel for the Purchasers under which, among other things, each such consultant or vendor is obligated to maintain the confidentiality of confidential information of the Company. The Company, after reasonable investigation, is not aware that any of its consultants or vendors are in violation thereof, and the Company will use its best efforts to prevent any such violation.

          2.22  Permits.  The Company and each of its subsidiaries has all
                -------
franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes that it can obtain, without undue burden or expense, any similar authority for the conduct of its business as currently conducted and as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

          2.23  Corporate Documents.  The Restated Certificate and Bylaws of the
                -------------------
Company are in the form provided to counsel for the Purchasers. The copy of the minute books of the Company provided to the Purchasers' counsel contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes accurately in all material respects.

          2.24  Real Property Holding Corporation.  The Company is not a United
                ---------------------------------
States real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and any regulations promulgated thereunder.

          2.25  Qualified Small Business Stock.  The Company represents and
                ------------------------------
warrants to the Purchasers that, to the best of its knowledge, the Stock should qualify as "Qualified Small Business Stock" as defined in Section 1202(c) of the
            ------------------------------
Internal Revenue Code of 1986, as amended as of the date hereof.

          2.26  Year 2000 Compatibility.  The Company has experienced no
                -----------------------
disruptions in its business operations as a result of the inability of its, its customers or its vendors' information systems to process date and time date from, into and beyond the year 2000 (the "Year 2000 Problem"). The Company has fully implemented all measures it has deemed necessary to address the Year 2000 Problem. To the Company's knowledge, all of the Company's products currently available to license to third parties record, store, process, calculate and present calendar dates falling on or after January 1, 2000, and calculate any information dependent on or relating to such dates in the same manner and with the same functionality, data, integrity and performance as the products record, store, process, calculate and present calendar dates on or before December 31, 1999, or calculate any information dependent on or relating to such dates. Notwithstanding the foregoing, the parties acknowledge and agree that the Company's products are dependent on hardware and software developed and supplied by third parties and the foregoing representation does not apply to such third party hardware and software.

     3.   Representations and Warranties of the Purchasers.  Each Purchaser,
          ------------------------------------------------
severally and not jointly, hereby represents and warrants to the Company that:

          3.1  Authorization.  The Agreements, when executed and delivered by
               -------------
the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or
(b) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

          3.2  Purchase Entirely for Own Account.  This Agreement is made with
               ---------------------------------
the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Stock to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock. The Purchaser represents that it has full power and authority to enter into this Agreement. The Purchaser has not been formed for the specific purpose of acquiring the Stock.

          3.3  Disclosure of Information.  The Purchaser has had an opportunity
               -------------------------
to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management and has had an opportunity to review the Company's facilities. The Purchaser understands that such discussions, as well as the written information issued by the Company, were intended to describe the aspects of the Company's business which it believes to be material. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

          3.4  Restricted Securities.  The Purchaser understands that the Stock
               ---------------------
has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Stock constitutes "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Stock for resale except as set forth in the Investors' Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Stock, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

          3.5  No Public Market.  The Purchaser understands that no public
               ----------------
market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Stock.

          3.6  Legends.  The Purchaser understands that the Stock and any
               -------
securities issued in respect of or exchange for the Stock, may bear one or all of the following legends:

               (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

               (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

          3.7  Accredited Investor.  The Purchaser is an accredited investor as
               -------------------
defined in Rule 501(a) of Regulation D promulgated under the Act.

          3.8  Foreign Investors.  If the Purchaser is not a United States
               -----------------
person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Stock or any use of this

Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Stock. Such Purchaser's subscription and payment for and continued beneficial ownership of the Stock, will not violate any applicable securities or other laws of the Purchaser's jurisdiction.

     4.   Conditions of the Purchasers' Obligations at Closing.  The obligations
          ----------------------------------------------------
of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          4.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          4.2  Performance.  The Company shall have performed and complied with
               -----------
all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3  Compliance Certificate.  The President of the Company shall
               ----------------------
deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

          4.4  Qualifications.  All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

          4.5  Opinion of Company Counsel.  The Purchasers shall have received
               --------------------------
from Perkins Coie LLP, counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit G.
                                      ---------

          4.6  Board of Directors.  As of the Closing, the Board shall be
               ------------------
comprised of Chris Hollenbeck, Felix Lin, Linus Upson, Peter H. Ziebelman, Robert Lesko, Gregory Waldorf, Jeff Webber and Richard Owen, with one vacancy.

          4.7. Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Purchasers' special counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request. This may include, without limitation, good standing certificates and certification by the Company's Secretary regarding the Company's Certificate of Incorporation and Bylaws and Board of Director and stockholder resolutions approving the transactions contemplated by this Agreement.

          4.8  Proprietary Information and Employee Stock Purchase Agreements.
               --------------------------------------------------------------
Each employee of and consultant to the Company shall have entered into a Proprietary Information and Inventions Agreement in the form previously provided to counsel for the Purchasers. Each holder of Common Stock of the Company shall have entered into an Employee Stock Purchase Agreement in the form previously provided to counsel for the Investors.

          4.9  Bylaws.  The Bylaws of the Company shall provide that the Board
               ------
of Directors of the Company shall consist of nine (9) persons.

          4.10 Investors' Rights Agreement.  The Company and each of the
               ---------------------------
parties thereto shall have executed and delivered the Investors' Rights
Agreement.

          4.11 Co-Sale Agreement.  The Company and each of the parties thereto
               -----------------
shall have executed and delivered the Co-Sale Agreement.

          4.12 Voting Agreement.  The Company and each of the parties thereto
               ----------------
shall have executed and delivered the Voting Agreement.

          4.13 Restated Certificate.  The Company shall have filed the Restated
               --------------------
Certificate with the Secretary of State of Delaware on or prior to the Closing Date, which shall continue to be in full force and effect as of the Closing Date.

     5.   Conditions of the Company's Obligations at Closing. The obligations of
          --------------------------------------------------
the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          5.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of each Purchaser contained in Section 3 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2  Performance.  All covenants, agreements and conditions contained
               -----------
in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

          5.3  Qualifications.  All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

     6.   Miscellaneous.
          -------------

          6.1  Survival of Warranties.  The warranties, representations and
               ----------------------
covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company.

          6.2  Transfer; Successors and Assigns.  The terms and conditions of
               --------------------------------
this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.3  Governing Law.  This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          6.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          6.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          6.6  Notices.  Any notice required or permitted by this Agreement
               -------
shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto, or as subsequently
                                         ---------
modified by written notice, and (a) if to the Company, with a copy to Perkins Coie LLP, 135 Commonwealth Drive, Suite 250, Menlo Park, California 94025 fax
(650) 752-6050, Attn: Ralph L. Arnheim III or (b) if to the Purchasers, with a copy to Shartsis, Friese & Ginsburg, L.L.P., Attn: Steven O. Gasser, One Maritime Plaza, 18th Floor, San Francisco, CA 94111, fax (415) 421-2922.

          6.7  Finder's Fee.  Each party severally represents that it neither is
               ------------
nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to severally indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          6.8  Fees and Expenses.  The Company shall pay the reasonable fees and
               -----------------
expenses of one counsel for the Purchasers, incurred with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby (such fees not to exceed $20,000.00).

          6.9   Attorney's Fees.  If any action at law or in equity (including
                ---------------
arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          6.10  Amendments and Waivers.  Any term of this Agreement may be
                ----------------------
amended only with the written consent of the Company and the holders of at least a majority of the Common Stock issued or issuable upon conversion of the Stock, provided if such amendment adversely affects the Stock held by a non-consenting holder in a manner different than securities issued to the consenting Purchasers, then such amendment shall require the consent of such adversely-affected holder. Any amendment or waiver effected in accordance with this
Section 6.10 shall be binding upon the Purchasers and each transferee of the Stock (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

          6.11  Severability.  If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          6.12  Delays or Omissions.  No delay or omission to exercise any
                -------------------
right, power or remedy accruing to any holder of any of the Stock, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

          6.13  Entire Agreement.  This Agreement, and the documents referred to
                ----------------
herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

          6.14  Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE
                ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE

RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

          6.15  Confidentiality.  Each party hereto agrees that, except with the
                ---------------
prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Stock purchased hereunder. The provisions of this Section 6.15 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by and among any of the parties hereto with respect to the transactions contemplated hereby, provided, however, that this Section 6.15 is not intended to supercede the provisions of any separate nondisclosure agreement executed by and among any of the parties hereto with respect to transactions not contemplated hereby.

          6.16  Exculpation Among Purchasers.  Each Purchaser acknowledges that
                ----------------------------
it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Securities.


                           [Signature Pages Follow]

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By: /s/ Richard Owen
                                        -----------------------------------
                                        Richard Owen,
                                        Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    PURCHASER:


                                    _______________________________________
                                    (Purchaser Name)

                                    By: ___________________________________

                                    Name: _________________________________

                                    Title: ________________________________

                                    Address: ______________________________

                                    _______________________________________

                                    Fax: __________________________________


         SIGNATURE PAGE TO SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                    THE GOLDMAN SACHS GROUP, INC.



                                    By: /s/ Richard Friedman
                                        ------------------------------------

                                    Name: Richard Friedman
                                          ----------------------------------

                                    Title: Vice President
                                           ---------------------------------


                                    STONE STREET FUND 2000, L.P.
                                    By: Stone Street 2000, L.L.C., its general
                                    partner


                                    By: /s/ Richard Friedman
                                        ------------------------------------

                                    Name: Richard Friedman
                                          ----------------------------------

                                    Title: Vice President
                                           ---------------------------------


                                    BRIDGE STREET SPECIAL OPPORTUNITIES FUND
                                    2000, L.P.
                                    By: Bridge Street Special Opportunities
                                    2000, L.L.C., it general partner



                                    By: /s/ Richard Friedman
                                        -------------------------------------

                                    Name: Richard Friedman
                                          -----------------------------------

                                    Title:  Vice President
                                            ---------------------------------



                                    GOLDMAN SACHS INVESTMENTS LIMITED



                                    By: /s/ Jerry Truzzolino
                                        --------------------------------------

                                    Name: Jerry Truzzolino
                                          ------------------------------------

                                    Title: Vice President
                                           -----------------------------------

         SIGNATURE PAGE TO SERIES D PREFERRED STOCK PURCHASE AGREEMENT

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By: _____________________________________
                                        Richard Owen,
                                        Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA  94402


                                    PURCHASER:


                                    Ford Motor Company
                                    -----------------------------------------
                                    (Purchaser Name)

                                    By: /s/ Kathryn S. Lamping
                                        -------------------------------------

                                    Name: Kathryn S. Lamping
                                          -----------------------------------

                                    Title: Assistant Secretary
                                           ----------------------------------

                                    Address: 1 American Road
                                             --------------------------------

                                             Dearborn, MI  48126-2798
                                             --------------------------------

                                    Fax:     313-337-9591
                                             --------------------------------

         SIGNATURE PAGE TO SERIES D PREFERRED STOCK PURCHASE AGREEMENT

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By: ___________________________________
                                        Richard Owen,
                                        Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    Imagine Health, Inc.
                                    ------------------------------------------
                                    (Purchaser Name)

                                    By: /s/ William J. Dawson
                                        --------------------------------------

                                    Name: William J. Dawson
                                          ------------------------------------

                                    Title: Vice President
                                           -----------------------------------

                                    Address: c/o Kesson HBOC, Inc.
                                             ---------------------------------

                                             One Post Street
                                             ---------------------------------

                                             San Francisco, CA 94104
                                             ---------------------------------

                                    Fax:     415-983-8826
                                             ---------------------------------

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:____________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    American Express Travel Related Services
                                    Company, Inc.
                                    ----------------------------------------
                                    (Purchaser Name)

                                    By: /s/ Pierrie Beckert
                                        -------------------------------------

                                    Name: Pierrie Beckert
                                          -----------------------------------

                                    Title: SVP, Interactive Investments
                                           ----------------------------------

                                    Address: 200 Vesey Street, 31/st/ Floor
                                             --------------------------------

                                             New York, NY 10285-3116
                                    -----------------------------------------

                                    Fax:    212-619-8610
                                            ---------------------------------

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:_____________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    Pinnacle Ventures
                                    -----------------------------------------
                                    (Purchaser Name)

                                    By: /s/ Christopher J. Schaepe
                                        -------------------------------------

                                    Name: Christopher J. Schaepe
                                          -----------------------------------

                                    Title: Principal
                                           ----------------------------------

                                    Address:  373 First Street
                                              -------------------------------

                                              Los Altos, CA 94022
                                    -----------------------------------------

                                    Fax: 650-856-2037
                                         ------------------------------------

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:________________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    Jeffrey T. Webber
                                    -------------------------------------------
                                    (Purchaser Name)

                                    By: /s/ Jeffrey T. Webber
                                       ----------------------------------------

                                    Name:______________________________________

                                    Title:_____________________________________

                                    Address:  1717 Embarcadero Road, Suite 2000
                                              ---------------------------------
                                              Palo Alto, CA 94303
                                    -------------------------------------------

                                    Fax:_______________________________________

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:________________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    Joseph F. Brilando
                                    -------------------------------------------
                                    (Purchaser Name)

                                    By: /s/ Joseph F. Brilando
                                        ---------------------------------------

                                    Name:______________________________________

                                    Title:_____________________________________

                                    Address:  1717 Embarcadero Road, Suite 2000
                                              ---------------------------------
                                              Palo Alto, CA 94303
                                    -------------------------------------------

                                    Fax: 650-424-8080
                                         --------------------------------------

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:______________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    C. Woodrow Rea Jr.
                                    ------------------------------------------
                                    (Purchaser Name)

                                    By:  /s/ C. Woodrow Rea Jr.
                                         -------------------------------------

                                    Name:_____________________________________

                                    Title:____________________________________

                                    Address:  1717 Embarcadero Road, Suite 2000
                                              ---------------------------------

                                              Palo Alto, CA 94303
                                    -------------------------------------------

                                    Fax: 650-424-8080
                                         --------------------------------------

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By: ___________________________________
                                        Richard Owen,
                                        Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    RBW Investments, LLC
                                    --------------------------------------------
                                    (Purchaser Name)

                                    By:  BW Management, LLC, its general partner
                                         ---------------------------------------

                                    By:  /s/ Joseph F. Brilando
                                         ---------------------------------------

                                    Name:  Joseph F. Brilando
                                           -------------------------------------

                                    Title:  Managing Director
                                            ------------------------------------

                                    Address:  1717 Embarcadero Road, Suite 2000
                                              ---------------------------------
                                              Palo Alto, CA 94303
                                    -------------------------------------------

                                    Fax: 650-424-8080
                                         --------------------------------------

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:______________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    The Entrepreneurs' Growth Fund, L.P.
                                    ------------------------------------------
                                    (Purchaser Name)

                                    By:  BW Management II, LLC, its general
                                         -------------------------------------
                                         partner
                                         -------

                                    By:  /s/ C. Woodrow Rea Jr.
                                         -------------------------------------

                                    Name:  C. Woodrow Rea Jr.
                                           ------------------------------------

                                    Title:  Managing Director
                                            -----------------------------------

                                    Address:  1717 Embarcadero Road, Suite 2000
                                              ---------------------------------
                                              Palo Alto, CA 94303
                                    -------------------------------------------

                                    Fax: 650-424-8080
                                         --------------------------------------

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:____________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    The Entrepreneurs' Fund II, L.P.
                                    ----------------------------------------
                                    (Purchaser Name)

                                    By:  BW Management II, LLC, its general
                                         -------------------------------------
                                         partner
                                         -------

                                    By:  /s/ C. Woodrow Rea Jr.
                                         --------------------------------------

                                    Name:  C. Woodrow Rea Jr.
                                           ------------------------------------

                                    Title:  Managing Director
                                            -----------------------------------

                                    Address:  1717 Embarcadero Road, Suite 2000
                                              ---------------------------------
                                              Palo Alto, CA 94303
                                    -------------------------------------------

                                    Fax: 650-424-8080
                                         -------------------------------------

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:________________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    The Entrepreneurs' Fund, L.P.
                                    --------------------------------------------
                                    (Purchaser Name)

                                    By:  BW Management, LLC, its general partner
                                         ---------------------------------------

                                    By:  /s/ Joseph F. Brilando
                                         ---------------------------------------

                                    Name:  Joseph F. Brilando
                                           -------------------------------------

                                    Title:  Managing Director
                                            ------------------------------------

                                    Address:  1717 Embarcadero Road, Suite 2000
                                              ----------------------------------
                                              Palo Alto, CA 94303
                                    --------------------------------------------


                                    Fax: 650-424-8080
                                         ---------------------------------------

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:_________________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    H&Q AvantGo Investors, L.P.
                                    --------------------------------------------
                                    (Purchaser Name)

                                    By:  H&Q Management Corp.
                                         ---------------------------------------

                                    By:  /s/ Jackie Berterretche
                                         ---------------------------------------

                                    Name:  Jackie Berterretche
                                           -------------------------------------

                                    Title:  Attorney-In-Fact
                                            ------------------------------------

                                    Address:   One Bush Street
                                               ---------------------------------

                                               San Francisco, CA 49104
                                    --------------------------------------------


                                    Fax: 415-439-3621
                                         ---------------------------------------

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:________________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    Adobe Ventures II, LLC
                                    --------------------------------------------
                                    (Purchaser Name)

                                    By:  Adobe Venture Management II, LLC
                                         ---------------------------------------

                                    By:  /s/ Jackie Berterretche
                                         ---------------------------------------

                                    Name:  Jackie Berterretche
                                           -------------------------------------

                                    Title:  Attorney-In-Fact
                                            ------------------------------------

                                    Address:  One Bush Street
                                              ----------------------------------

                                              San Francisco, CA 94104
                                    --------------------------------------------


                                    Fax: 415-439-3621
                                         ---------------------------------------

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:_______________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    Sleepy Hollow Investment Partnership, L.P.
                                    -------------------------------------------
                                    (Purchaser Name)

                                    By:  Fayez Sarofim Investment Partnership
                                         --------------------------------------
                                         No. 5, L.P.
                                         -----------

                                    By:  /s/ Raye G. White
                                         ---------------------------------------

                                    Name:  (Mrs.) Raye G. White
                                           -------------------------------------

                                    Title:  Executive Vice President of the
                                            ------------------------------------
                                            Managing General Partner, FSI No.2
                                            ------------------------------------
                                            Corporation
                                            -----------

                                    Address: P. O. Box 52830
                                             -----------------------------------

                                             Houston, TX 77052-2830
                                    --------------------------------------------


                                    Fax: 713-654-4015
                                         ---------------------------------------

     The parties have executed this Series D Preferred Stock Purchase Agreement as of the date first written above.

                                    COMPANY:


                                    AVANTGO, INC.


                                    By:_________________________________________
                                       Richard Owen,
                                       Chief Executive Officer

                                    Address:  1700 South Amphlett Boulevard
                                              Suite 300
                                              San Mateo, CA 94402


                                    PURCHASER:


                                    21/st/ Century Internet Fund, L.P.
                                    --------------------------------------------
                                    (Purchaser Name)

                                    By:  /s/ Peter H. Ziebelman
                                         ---------------------------------------

                                    Name:  Peter H. Ziebelman
                                           -------------------------------------

                                    Title:______________________________________

                                    Address:____________________________________

                                    ____________________________________________
                                    Fax:________________________________________

         SIGNATURE PAGE TO SERIES D PREFERRED STOCK PURCHASE AGREEMENT

                                   EXHIBIT A
                                   ---------

                             SCHEDULE OF PURCHASERS


              Purchaser
-------------------------------------

     The Goldman Sachs Group, Inc.
     85 Broad Street, 10th Floor
     New York, NY 10004
     Attention:  Tara Harrison
     Fax: (212) 357-5505

              Purchaser
--------------------------------------

     Stone Street Fund 2000, L.P.
     85 Broad Street, 10th Floor
     New York, NY 10004
     Attention:  Tara Harrison
     Fax: (212) 357-5505

     Bridge Street Special
      Opportunities Fund 2000, L.P.
     85 Broad Street, 10th Floor
     New York, NY 10004
     Attention:  Tara Harrison
     Fax: (212) 357-5505

     Goldman Sachs Investments
      Limited
     85 Broad Street, 10th Floor
     New York, NY 10004
     Attention:  Tara Harrison
     Fax: (212) 357-5505

              Purchaser
------------------------------------

     Pinnacle Ventures
     373 First Street
     Los Altos, CA 94022
     Attn: Chris Schaepe
     Fax: (650) 856-2037

Imagine Health, Inc.
c/o McKesson HBOC
1 Post Street, 34th Floor
San Francisco, California  94104
     Fax: (415)

Ford Motor Company
1 American Road
Dearborn, MI 48126-2798
Fax: (313) 594-3332

     American Express Travel Related
     Services Company, Inc.
     World Financial Center
     New York, NY  10285-3116
     Fax: (212) 619-8610

              Purchaser
---------------------------------------

     Sleepy Hollow Investment
     Partnership, L.P.
     Two Houston Center
     Suite 2907
     Houston, TX 77010
     Fax:

     21st Century Internet Fund, L.P.
     2 South Park, 2nd Floor
     San Francisco, CA  94107
     Fax: (415) 512-2650

     Adobe Ventures II, L.P.
     c/o Hambrecht & Quist
     Incorporated
     One Bush Street,18th Floor
     San Francisco, CA  94104
     Fax: (415) 439-3621

     Hambrecht & Quist Employee
     Venture Fund 2000 L.P. II.
     c/o Hambrecht & Quist
     Incorporated
     One Bush Street,18th Floor
     San Francisco, CA  94104
     Fax: (415) 439-3621

     H&Q AvantGo Investors, L.P.
     c/o Hambrecht & Quist
     Incorporated
     One Bush Street, 18th Floor
     San Francisco, CA  94104
     Fax: (415) 439-3621

              Purchaser
---------------------------------------

     The Entrepreneurs Growth Fund,
     L.P.
     1717 Embarcadero Road
     Suite 2000
     Palo Alto, CA  94303
     Fax (650) 424-9900

     The Entrepreneurs Fund I, L.P.
     1717 Embarcadero Road
     Suite 2000
     Palo Alto, CA  94303
     Fax (650) 424-9900

     The Entrepreneurs Fund II, L.P.
     1717 Embarcadero Road
     Suite 2000
     Palo Alto, CA  94303
     Fax (650) 424-9900

              Purchaser
----------------------------------

     RBW Investments LLC
     1717  Embarcadero Road
     Suite 2000
     Palo Alto, CA  94303
     Fax (650) 424-9900


     Jeff Webber
     1717 Embarcadero Road
     Suite 2000
     Palo Alto, CA  94303
     Fax (650) 424-9900

     C. Woodrow Rea
     1717 Embarcadero Road
     Suite 2000
     Palo Alto, CA  94303
     Fax (650) 424-9900

              Purchaser
---------------------------------

     Joe Brilando
     1717 Embarcadero Road
     Suite 2000
     Palo Alto, CA  94303
     Fax (650) 424-9900

                                                                       EXHIBIT B
                                                                       ---------

                          SIXTH AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION

                                      OF

                                 AVANTGO, INC.


     The undersigned, Ralph L. Arnheim III hereby certifies that:

     1. He is the duly elected and acting Secretary of AvantGo, Inc., a Delaware corporation.

     2. The Certificate of Incorporation of this corporation was originally filed with the Secretary of State of Delaware on June 30, 1997 under the corporate name "Bombardier Software, Inc."

     3. The Certificate of Incorporation of this corporation shall be amended and restated to read in full as follows:

                                  "ARTICLE I

     The name of this corporation is AvantGo, Inc. (the "Corporation").
                                                         -----------

                                  ARTICLE II

     The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

                                  ARTICLE III

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                  ARTICLE IV

     (A) Classes of Stock. The Corporation is authorized to issue two classes
         ----------------
of stock to be designated, respectively, "Common Stock" and "Preferred Stock."
                                          ------------       ---------------
The total number of shares which the Corporation is authorized to issue is Sixty-Three Million Four Hundred Seventy Two Thousand Eighty Two (63,472,082) shares, each with a par value of $0.0001 per share. Forty-Five Million (45,000,000) shares shall be Common Stock and Eighteen Million Four Hundred Seventy Two Thousand Eighty Two (18,472,082) shares shall be Preferred Stock.

     (B) Rights, Preferences and Restrictions of Preferred Stock. The Preferred
         -------------------------------------------------------
Stock authorized by this Restated Certificate of Incorporation may be issued from time to time in one or more series. The first series of Preferred Stock shall be designated "Series A Preferred Stock"
                     ------------------------
and shall consist of Four Million Four Hundred Thirty-Four Thousand One Hundred Fifty-Six (4,434,156) shares. The second series of Preferred Stock shall be designated "Series B Preferred Stock" and shall consist of Three Million Three
            ------------------------
Hundred One Thousand Eight Hundred Eighty-Six (3,301,886) shares. The third series of Preferred Stock shall be designated "Series C Preferred Stock" and
                                               ------------------------
shall consist of Three Million Seven Hundred Thirty-Six Thousand Forty (3,736,040) shares. The fourth series of Preferred Stock shall be designated "Series D Preferred Stock" and shall consist of Five Million (5,000,000) shares.
 ------------------------
The fifth series of Preferred Stock shall be designated "Series E Preferred
                                                         ------------------
Stock" and shall consist of Two Million (2,000,000) shares. The rights,
-----
preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock are as set forth below in this
Article IV(B).

          1.   Dividend Provisions.
               -------------------

               (a) The holders of shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (collectively, the "Preferred Stock") shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of the Corporation) on the Common Stock of the Corporation, on a pro rata basis and at the rate of $0.0245, $0.08450, $0.3152, $0.668 and $0.668 per share per annum, respectively, on each outstanding share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations), payable quarterly when, as and if declared by the Board of Directors. Such dividends shall not be cumulative.

               (b) The holders of the Preferred Stock shall also be entitled to participate in, out of any assets legally available thereof, payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this Corporation) on the Common Stock of this Corporation, payable as and if such shares of Preferred Stock have converted into Common Stock immediately prior to such dividend, payable when, as and if declared by the Board of Directors on a pro rata basis as the Common Stock. Such dividends shall not be cumulative.

          2.   Liquidation.
               -----------

               (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, an amount equal to $0.3045, $1.06, $3.94, $8.36 and $8.36 per share for each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, respectively (proportionately adjusted for any recapitalizations, stock splits, and the like), then held by them, plus declared but unpaid dividends. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

               (b)  Remaining Assets. Upon the completion of the distribution
                    ----------------
required by Section 2(a) above, if assets remain in the Corporation, the holders of the Common Stock of the Corporation shall receive all of the remaining assets of the Corporation pro rata based on the number of shares of Common Stock held by each.

               (c)  Certain Acquisitions.
                    --------------------

                    (i)   Deemed Liquidation. For purposes of this Section 2, a
                          ------------------
liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (A) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation; unless the Corporation's stockholders of record as constituted
             ------
immediately prior to such acquisition will, immediately after such acquisition (by virtue of securities issued as consideration for the Corporation's acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity); or (B) a sale of all or substantially all of the assets of the Corporation (a "Deemed Liquidation Event").

                    (ii)  Valuation of Consideration. In the event of a Deemed
                          --------------------------
Liquidation as described in Section 2(c)(i) above, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

                          (A) Securities not subject to investment letter or
other similar restrictions on free marketability:

                              (1) If traded on a securities exchange or the
Nasdaq National Market System, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing;

                              (2) If actively traded over-the-counter, the value
shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and

                              (3) If there is no active public market, the value
shall be the fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock.

                          (B)  The method of valuation of securities subject to
investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in
Section 2(c)(ii)(A) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock.

                    (iii)  Notice Of Transaction. The Corporation shall give
                           ---------------------
each holder of record of Preferred Stock written notice of such impending transaction not later than twenty (20) days prior to the stockholders' meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened or waived upon the written consent of the holders of Preferred Stock that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Preferred Stock.

                    (iv)   Effect Of Noncompliance. In the event the
                           -----------------------
requirements of this Section 2(c) are not complied with, the Corporation shall forthwith either cause the closing of the transaction to be postponed until such requirements have been complied with, or cancel such transaction, in which event the rights, preferences and privileges of the holders of Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in Section 2(c)(iii) hereof.

          3.  Redemption.  The Preferred Stock is not redeemable.
              ----------

          4.  Conversion.  The holders of Preferred Stock shall have conversion
              ----------
rights as follows (the "Conversion Rights"):
                        -----------------

              (a) Right to Convert. Subject to Section 4(c), each share of
                  ----------------
Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $.3045, $1.06, $3.94, $8.36 and $8.36, respectively, by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share of Series A Preferred Stock shall be $.3045. The initial Conversion Price per share of Series B Preferred Stock shall be $1.06. The initial Conversion Price per share of Series C Preferred Stock shall be $3.94. The initial Conversion Price per share of Series D Preferred Stock shall be $8.36. The initial Conversion Price per share of Series E Preferred Stock shall be $8.36. Such initial Conversion Prices shall be subject to adjustment as set forth in Section 4(d).

          (b) Automatic Conversion.  Each share of Preferred Stock shall
              --------------------
automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such share immediately upon the earlier of (i) except as provided below in Section 4(c), the Corporation's sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended, the public offering price of which is not less than $8.36 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) and which results in aggregate cash proceeds to the Corporation of at least $20,000,000 (net of underwriting discounts and commissions) or (ii) the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, each voting as a separate class.

          (c) Mechanics of Conversion.  Before any holder of Preferred Stock
              -----------------------
shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at its principal corporate office or to such other location as may be designated by the Corporation and the holders of the Preferred Stock, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted and a check for cash with respect to any fractional interest in a share of the Common Stock as provided in Section 4(h), below, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date (the "Conversion Date"). If the conversion is in connection with (i) an underwritten offering of securities registered pursuant to the Securities Act of 1933, or
(ii) a Deemed Liquidation Event described in Article IV, Section (B)(2)(e)(i), the conversion may, at the option of any holder tendering Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering or the closing of a Deemed Liquidation Event, in which event the person(s) entitled to receive Common Stock upon conversion of such Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities or Deemed Liquidation Event.

          (d) Conversion Price Adjustments of Preferred Stock for Certain
              -----------------------------------------------------------
Dilutive Issuances, Splits and Combinations. The Conversion Price of the
-------------------------------------------
Preferred Stock shall be subject to adjustment from time to time as follows:

              (i) (A) If the Corporation shall issue, after the date upon which any shares of Preferred Stock were first issued (the "Purchase Date"), as the
                                                      -------------
case may be, any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, in effect immediately prior to each such issuance shall automatically (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of such Additional Stock; provided that for the purposes of this subsection, all shares of Common Stock issuable upon exercise of outstanding options and warrants and/or upon conversion of outstanding convertible securities (including outstanding Preferred Stock), shall be deemed to be outstanding, and immediately after any Additional Stock is deemed issued, such Additional Stock shall be deemed to be outstanding.

                    (B) No adjustment of the Conversion Price for the Preferred Stock shall be made in an amount less than one tenth of one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in Sections 4(d)(i)(E)(3) and 4(d)(i)(E)(4), no adjustment of a Conversion Price pursuant to this Section 4(d)(i) shall have the effect of increasing such Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                    (C) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                    (D) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

                    (E) In the case of the issuance (whether before, on or after the applicable Purchase Date) of any options or warrants to purchase or other rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this Section 4(d)(i) and Section 4(d)(ii):

                        (1) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Sections 4(d)(i)(C) and 4(d)(i)(D)), if any, received by the Corporation upon the issuance of such options, warrants or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                              (2) The aggregate maximum number of shares of
Common Stock deliverable upon conversion of or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for any such convertible or exchangeable securities or upon the exercise of options, warrants to purchase or other rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options, warrants or other rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options, warrants or other rights (the consideration in each case to be determined in the manner provided in Sections 4(d)(i)(C) and 4(d)(i)(D)).

                              (3) In the event of any change in the number of
shares of Common Stock deliverable or in the consideration payable to the Corporation upon exercise of such options, warrants or other rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, to the extent in any way affected by or computed using such options, warrants or other rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options, warrants or other rights or the conversion or exchange of such securities.

                              (4) Upon the expiration of any such options,
warrants or other rights, the termination of any such rights to convert or exchange or the expiration of any options, warrants or other rights related to such convertible or exchangeable securities, the Conversion Price of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as the case may be, to the extent in any way affected by or computed using such options, warrants or other rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                              (5) The number of shares of Common Stock deemed
issued and the consideration deemed paid therefor pursuant to Sections 4(d)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 4(d)(i)(E)(3) or (4).

                    (ii)      "Additional Stock" shall mean any shares of
                               ----------------
Common Stock or any right or option to purchase any Common Stock or Stock convertible into Common Stock, or any share of Stock convertible or exchangeable for Common Stock issued (or deemed to have been issued pursuant to Section 4(d)(i)(E)) by the Corporation after the Purchase Date) other than

                              (A)       Common Stock issued pursuant to a
transaction described in Section 4(d)(iii) hereof,

                              (B)       Shares of Common Stock issuable or
issued to employees, consultants or directors of the Corporation directly or pursuant to a stock option plan or restricted stock plan approved by a majority of the members of Board of Directors of the Corporation who are not also employees of the Corporation,

                              (C)       Capital stock, or options or warrants to
purchase capital stock, issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings or similar transactions, where such issuance is not principally for the purpose of raising additional equity capital for the Corporation,

                              (D)       Shares of Common Stock or Preferred
Stock issuable upon conversion or exercise of convertible or exercisable securities outstanding as of the date of this Amended and Restated Certificate of Incorporation,

                              (E)       Capital stock or warrants or options to
purchase capital stock issued in connection with bona fide acquisitions, mergers or similar transactions, the terms of which are approved by a majority of the members of the Board of Directors of the Corporation who are not also employees of the Corporation,

                              (F)       Shares of Common Stock issued or
issuable upon conversion of the Preferred Stock, and

                              (G)       Shares of Common Stock issued or
issuable in a public offering prior to or in connection with which all outstanding shares of Preferred Stock will be converted to Common Stock.

                    (iii) In the event the Corporation should at any time or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder
 ------------------------
for the additional shares of

Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Prices of the Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in Section 4(d)(i)(E).

                    (iv) If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Prices for the Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

               (e)  Other Distributions. In the event the Corporation shall
                    -------------------
declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 4(d)(iii), then, in each such case for the purpose of this Section 4(e), the holders of Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

               (f)  Recapitalizations. If at any time or from time to time there
                    -----------------
shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or in Section 2) provision shall be made so that the holders of the Preferred Stock shall thereafter be entitled to receive upon conversion of the Preferred Stock the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

               (g)  No Impairment. The Corporation will not, by amendment of its
                    -------------
Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment.

               (h)  No Fractional Shares and Certificate as to Adjustments.
                    ------------------------------------------------------

                    (i) No fractional shares shall be issued upon the conversion of any share or shares of the Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock's fair market value (as determined by the Corporation's Board of Directors) on the Conversion Date.

                    (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Prices of Preferred Stock pursuant to this Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment,
(B) the Conversion Price for the Preferred Stock, as the case may be, at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of the Preferred Stock.

               (i)  Notices of Record Date. In the event of any taking by the
                    ----------------------
Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

               (j)  Reservation of Stock Issuable Upon Conversion. The
                    ---------------------------------------------
Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Certificate of Incorporation.

               (k)  Notices. Any notice required by the provisions of this
                    -------
Section 4 to be given to the holders of shares of Preferred Stock shall be deemed given (i) upon personal delivery, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) 48 hours after having been sent by registered or confirmed mail, return receipt requested, postage prepaid, (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, or (v) three (3) days after deposit in the U.S. mail, postage prepaid.

          5.  Voting Rights.
              -------------

              (a)   General. The holder of each share of Preferred Stock shall
                    -------
have the right to one vote for each share of Common Stock into which such Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

              (b)   Voting For the Election of Directors.
                    ------------------------------------

                    (i) For so long as (A) the holders of the Series A Preferred Stock; (B) the holders of the Series B Preferred Stock; or (C) the holders of the Series C Preferred Stock hold as a separate class of Preferred Stock not less than five percent (5%) of the outstanding equity securities of the Corporation, determined on an as-converted and fully-diluted basis (including for this purpose all shares of outstanding capital stock of the Corporation, all warrants and all outstanding options to purchase capital stock of the Company) (each, a "Qualifying Class"), then such Qualifying Class, voting as a separate class of Preferred Stock, shall be entitled to elect one (1) director of the Corporation at each annual election of directors, and to appoint any successor thereto or replacement therefor, or to fill any vacancy created by the removal or resignation of such director, all in such manner as is provided for by and consistent with the General Corporation Law of the State of Delaware.

                    (ii) The holders of the Common Stock shall be entitled to elect three (3) directors of the Corporation at each annual election of directors, and to appoint any successor thereto or replacement therefor, or to fill any vacancy created by the removal or resignation of such directors, all in such manner as is provided for by and consistent with the General Corporation Law of the State of Delaware.

                    (iii) Three (3) directors shall be elected by a majority of the directors in office.

          6.   Protective Provisions.
               ---------------------

          (a) So long as shares of Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the Preferred Stock, voting together as a single class:

               (i) sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of and in which would result in each holder of Series D Preferred Stock receiving proceeds greater than $12.54 for each share of Series D Preferred Stock held thereby (as adjusted from time to time for any stock splits, combinations and the like), provided that this Section 6(a)(i) shall not apply to a merger effected
--------
exclusively for the purpose of changing the domicile of the Corporation;

               (ii) authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security having a preference over, or being on a parity with, the Preferred Stock with respect to voting, redemption, dividends or upon liquidation;

               (iii) redeem, purchase or otherwise acquire (or pay into or set funds aside for a sinking fund for such purpose) any share or shares of Preferred Stock or Common Stock; provided, however, that this restriction shall
                                 --------  -------
not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Company or any subsidiary pursuant to agreements under which the Company has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment;

               (iv) amend the Corporation's Certificate of Incorporation or bylaws; or

               (v) change the authorized number of directors of the Corporation.

          (b) So long as shares of Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting as separate classes:

               (i) alter or change the rights, preferences or privileges of the shares of Preferred Stock so as to expressly modify the terms hereof so as to materially and adversely affect the shares of such series; or

               (ii) increase or decrease (other than by redemption or conversion) the total number of authorized shares of Preferred Stock.

          (c) So long as shares of Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the Series D Preferred Stock, voting separately as a class, sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is disposed of and in which would result in each holder of Series D Preferred Stock receiving proceeds from such transaction of $12.54 or less for each share of Series D Preferred Stock held thereby (as adjusted from time to time for any stock splits, combinations and the like), provided that this Section 6(c) shall
                                          --------
not apply to a merger effected exclusively for the purpose of changing the domicile of the Corporation;

          7.  Status of Converted Stock. In the event any shares of Preferred
              -------------------------
Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be canceled and shall not be issuable by the Corporation. The Certificate of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation's authorized capital stock.

     (C)  Common Stock.
          ------------

          1.  Dividend Rights. Subject to the prior rights of holders of all
              ---------------
classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, pro rata with Preferred Stock out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

          2.  Liquidation Rights. Upon the liquidation, dissolution or winding
              ------------------
up of the Corporation, the assets of the Corporation shall be distributed as provided in Section 2 of Division (B) of this Article IV.

          3.  Redemption. The Common Stock is not redeemable.
              ----------

          4.  Voting Rights. The holder of each share of Common Stock shall
              -------------
have the right to one vote, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

                                   ARTICLE V

     Except as otherwise provided in this Amended and Restated Certificate of Incorporation in furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, alter or repeal Bylaws of the Corporation.

                                  ARTICLE VI

     Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.

                                  ARTICLE VII

     (A) To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

     (B) The Corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.

     (C) Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of the Corporation's Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision."

                                  *    *    *

     The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by this corporation's Board of Directors and stockholders in accordance with the applicable provisions of Section 228, 242 and 245 of the General Corporation Law of the State of Delaware.

     Executed at Menlo Park, California, on March __, 2000.



                                        _______________________________
                                        Ralph L. Arnheim III, Secretary

                                   EXHIBIT C
                                   ---------

                           SCHEDULE OF EXCEPTIONS TO
                        REPRESENTATIONS AND WARRANTIES

     The following are exceptions to the representations and warranties of AvantGo, Inc. (the "Company") contained in the Series D Preferred Stock Purchase Agreement dated March 7/th/, 2000 (the "Agreement") and should be considered an integral part of the Agreement. The section numbers in this Schedule of Exceptions correspond to the section numbers in the Agreement; however, any information disclosed herein under any section number of the Agreement provided by the Company shall be deemed disclosed and incorporated into any other section of the Agreement where such disclosure would be appropriate. Any terms defined in the Agreement shall have the same meaning when used in this Schedule of Exceptions as when used in the Agreement, unless the context otherwise requires.

2.1       Organization, Good Standing and Qualification

          The Company is in the process of filing the proper applications with the Secretary of the Commonwealth of Massachusetts and Ohio, respectively, and is currently not qualified to do business in the Commonwealth of Massachusetts or the State of Ohio.

2.2       Capitalization

          Attached hereto as Exhibit A is a table summarizing the Company's fully-diluted capitalization.

          2.2(c)

          On February 1, 2000, the Company executed a Warrant (the "First Yahoo Warrant") entitling Yahoo!, Inc. ("Yahoo") to purchase 117,558 shares of (i) Series D Preferred Stock; or, (ii) in the event that the Series D financing has not closed by May 1, 2000, Series C Preferred Stock at an exercise price equal to (A) the Series D Preferred Stock Price if the First Yahoo Warrant is for Series D Preferred Stock; or (B) $5.91 per share if the First Yahoo Warrant is for Series C Preferred Stock. The First Yahoo Warrant shall vest as follows: (1) 58,779 shares vest on the date hereof; and (2) 58,779 shares vest on the earlier of (a) January 31, 2001; (b) the date on which the Company initially sells its Common Stock in an underwritten public offering pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Act") other than a registration statement on Form S-4, S-8 or any successor thereto (the "IPO"); or (c) the date on which the Company signs a definitive agreement for change of control transaction.

          On February 1, 2000, the Company executed a Warrant (the "Second Yahoo Warrant") which, upon condition that at any time prior to February 1, 2001 (the "Trigger Date"), the Company fails to commit to purchase at least $1,000,000 of advertising from Yahoo over a one-year period, shall entitle Yahoo to purchase 117,558 shares of (i) the class of Preferred Stock issued in the Company's most recent financing round prior to the Trigger Date; or (ii) Common Stock if the most recent financing round prior to the Trigger Date is the IPO at an exercise price equal to (A) the price per share of preferred stock paid by the investors in the most recent financing round (if the Second Yahoo Warrant is for Preferred Stock); or (B) the fair market value of the Common Stock as determined at the time of issuance of the warrant (if the Second Yahoo Warrant is for Common Stock).

          In conjunction with the Agreement, the Company shall execute a Warrant (the "Imagine Warrant") entitling Imagine Health, Inc. ("Imagine") to purchase 358,851 shares of Series D Preferred Stock at a price per share equal to the price per share applicable to the Series D Preferred Stock sold pursuant to the Agreement.

          On February 16, 2000, the Company and the American Express Travel Related Services Company, Inc. ("AMEX") executed a Master Agreement pursuant to which AMEX shall be entitled to purchase $1,500,000 of Series D Preferred Stock sold in conjunction with the Agreement.

2.3       Subsidiaries

          AvantGo Europe, Ltd., a corporation incorporated under the laws of England and Wales, is a wholly-owned subsidiary of the Company.

2.8       Patents and Trademarks

          The Company has filed one full patent application and a provisional patent application for a number of innovations.

          The Company has filed trademark applications in the U.S. and in several foreign countries for the trademark "AvantGo" and the circle-A logo. The Company is currently awaiting approval of these applications.

          The Company is party to certain assignments of assets, proprietary information and business concepts related to the proposed business of the Company, made by each of Felix Lin, Linus Upson and Rafael Weinstein in connection with their purchase of the Company's Common Stock. Copies of the Common Stock Purchase Agreements under which such assignments were made have been provided to special counsel to the Purchasers.

          The Company has entered into material license agreements, content agreements and other similar agreements with the parties listed in
          Section 2.10(b) hereof, copies of which agreements have been made available to counsel to Lead Investor.

2.10      Agreements; Actions

          2.10(a)
          -------

          The Company sold shares of its Common Stock to each of Felix Lin (960,000 shares), Linus Upson (960,000 shares), and Rafael Weinstein (880,000 shares), pursuant to separate Common Stock Purchase Agreements dated August 11, 1997, copies of which have been provided to special counsel to the Purchasers. Each such individual is an officer and a director of the Company. Such shares were issued in exchange for an assignment of certain proprietary information and business concepts related to the proposed business of the Company.

          The Company sold shares of its Series A Preferred Stock to each of Felix Lin (49,261) and Linus Upson (49,261), each an officer and director of the Company, pursuant to the Series A Preferred Stock Purchase Agreement dated October 14, 1997.

          The Company has entered into Indemnification Agreements with each of Felix Lin, Linus Upson, Rafael Weinstein, Peter H. Ziebelman Chris Hollenbeck and Robert Lesko.

          The Company has entered into Amended and Restated Change and Control Agreements, each dated October 13, 1997, with each of the following individuals:

          Felix Lin, Linus Upson, Rafael Weinstein, David Moore, David Kloba and Martin Kacin. The Company entered into a Change of Control Agreement
          (i) dated April 5, 1999 with David Harris; and (ii) dated March [1], 2000 with Mike Aufricht.

          Robert Lesko exercised an option issued under the 1997 Stock Option Plan to purchase 30,000 shares of Common Stock at a purchase price of $0.25 per share.

          The Company and each of Felix Lin, Linus Upson and Richard Owen entered into Employment Agreements dated as of January 10, 2000, January 10, 2000 and January 24, 2000, respectively, copies of which have been provided to counsel to Lead Investor.

          The Company and Robert Lesko entered into a Consulting Agreement dated as of February 1, 2000, a copy of which has been provided to counsel to Lead Investor.

          The Company has granted Richard Owen an option to purchase 1,800,000 shares of its Common Stock from its 1997 Stock Plan at an exercise price of $2.25 per share. Mr. Owen exercised options to purchase 444,444 shares of Common Stock on January 24, 2000.

          The Company has granted Thomas Hunter an option to purchase 293,500 shares of its Common Stock from its 1997 Stock Plan at an exercise price of $1.75 per share. Upon partial exercise of and as partial consideration for such option, Mr. Hunter executed a promissory note to the Company for $99,998.50, plus interest at a rate of 6.0% per annum, which note is secured by a pledge of the securities issued thereto and other valuable assets.

          The Company has granted Mark Cochran an option to purchase 150,000 shares of its Common Stock from its 1997 Stock Plan at an exercise price of $2.25 per share. Upon partial exercise of and as partial consideration for such option, Mr. Cochran executed a promissory note to the Company for $253,125, plus interest at a rate of 6.0% per annum, which note is secured by a pledge of the securities issued thereto and other valuable assets.

          2.10(b)
          -------

          Bayshore Corporate Center Office Lease between the Company and
          Cornerstone Properties I, LLC, dated June 23, 1997, as amended January
          30, 1998, April 27, 1998, November 16, 1998 and April 1, 1999.

          Disclosures made in Section 2.2 and in Section 2.8 are hereby incorporated by reference in their entirety

          The Company has entered into a number of material license agreements, content agreements and other similar agreements, with the following entities, copies of which have been made available to counsel to Lead
          Investor:

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Hitachi Computer Products               IBM Corporation                   Newbridge Networks Corporation
-------------------------------------------------------------------------------------------------------------
New America Publications Inc.           United States Surgical            Upshot
                                        Corporation
-------------------------------------------------------------------------------------------------------------
U.S. West Business Resources, Inc.      T.C.X. DataKonsult AB             Supply Chain Logic, Inc.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Sun Microsystems                        RSA Data Security, Inc.           Bombardier Software
-------------------------------------------------------------------------------------------------------------
ODOT                                    Norton Healthcare                 Software House International
-------------------------------------------------------------------------------------------------------------
Lucent Technologies                     Legislative Management            IMS Health
-------------------------------------------------------------------------------------------------------------
Ford Motor Company, Inc.                Telenor Mobil                     University of North Dakota
-------------------------------------------------------------------------------------------------------------
Consensus Development Corporation       American Systems Technology       Morgan Stanley
-------------------------------------------------------------------------------------------------------------
DSSI/SNAPP                              Brinker International             Trusted Universal Standards in
                                                                          Electronic Transactions ("TRUSTe")
-------------------------------------------------------------------------------------------------------------
Branding.com                            Boston Consulting Group           SPNC
-------------------------------------------------------------------------------------------------------------
Simplex Consulting Group                Systematic                        Blue Oaks Solutions
-------------------------------------------------------------------------------------------------------------
Unitrac Technologies                    Swisscom N.A.                     Verian Technologies
-------------------------------------------------------------------------------------------------------------
PalmGear H.Q.                           ePocrates, Inc.                   The New York Time Electronic Media
                                                                          Company
-------------------------------------------------------------------------------------------------------------
Concept Kitchen DBA PDA Dash            Gospel Films, Inc.                Impromptu Inc.
-------------------------------------------------------------------------------------------------------------
D. Grant Crawley Limited                Pen Computing Magazine, Inc.      News America Digital Publishing,
                                                                          Inc.
-------------------------------------------------------------------------------------------------------------
Jon A. Mnemonic                         Dow Jones & Company, Inc.         CurtCo Freedom Group
-------------------------------------------------------------------------------------------------------------
Internet Industry Publishing            Knight Ridder New Media, Inc.     Hoosier On-Line Systems
-------------------------------------------------------------------------------------------------------------
WHYY                                    Industry Week - Penton Media      PalmPilot Gear H.Q.
-------------------------------------------------------------------------------------------------------------
ZDNet                                   MecklerMedia                      Vicinity Corporation
-------------------------------------------------------------------------------------------------------------
Gannett Satellite Information           CNNfn                             Joseph Kornowski
Network, Inc.
-------------------------------------------------------------------------------------------------------------
Interactive Marketing Partners, Inc.    Variety, Inc.                     The Star Tribune Company
-------------------------------------------------------------------------------------------------------------
Mark Net World, Inc.                    Reality Online, Inc.              The Weather Channel Enterprises,
                                                                          Inc.
-------------------------------------------------------------------------------------------------------------
Infolighthouse Corporation              Dartz.com                         InfoSeek
-------------------------------------------------------------------------------------------------------------
Share Inc.                              SonicNet                          Stock Smart
-------------------------------------------------------------------------------------------------------------
On The Road, Inc. dba ontheroad.com     TheStreet.com, Inc.               EMAP Online Ltd
-------------------------------------------------------------------------------------------------------------
Knoxville News-Sentinel Co.             Asimba, Inc.                      Restaurant Row
-------------------------------------------------------------------------------------------------------------
Ticketmaster CitySearch Online          Joseph Kornowski                  Tecnologia Uno-Cero, S.A. DE C.V.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Hoovers, Inc.                           Michael J. Baker                  American Bankruptcy Institute
-------------------------------------------------------------------------------------------------------------
Salon Internet Inc.                     BroadwayNow.com                   the maintainers of the Elephant
                                                                          Talk web site
-------------------------------------------------------------------------------------------------------------
Mobilestart                             Clarin Newspaper                  NYP Holdings, Inc.
-------------------------------------------------------------------------------------------------------------
Saint De Venezeula C.A.                 My Docs Online                    The Digs Network, Inc.
-------------------------------------------------------------------------------------------------------------
IT Publishing, LLC                      Ingenioren Net                    Ticketmaster Online - CitySearch,
                                                                          Inc.
-------------------------------------------------------------------------------------------------------------
Ahmadi Photography                      Digital Generation                Aceweb Internet
-------------------------------------------------------------------------------------------------------------
Amerisol Corporation                    Architag International            Asia-Links Media
-------------------------------------------------------------------------------------------------------------
BankruptcyData.com                      Bloomberg L.P.                    CDSI (Comite Dinant Sur Internet)
-------------------------------------------------------------------------------------------------------------
Chopstix Media Limited                  Dennis Cleary                     Computer Currents Magazine
-------------------------------------------------------------------------------------------------------------
Computerworld Polska                    smaller.com (div. of Concept      ConstructionQuote.Com
                                        Kitchen)
-------------------------------------------------------------------------------------------------------------
Creativepro.com                         Davenetics.com                    Diario El Universal
-------------------------------------------------------------------------------------------------------------
Dow Jones Interactive Publishing        DrinkBoy                          DVDMON.com
-------------------------------------------------------------------------------------------------------------
The Economist Newspaper, NA,            Emazing, Inc.                     EMDnetwork
Incorporated
-------------------------------------------------------------------------------------------------------------
explorezone.com                         Exchange Solutions, Inc.          Federal Express Corporation
-------------------------------------------------------------------------------------------------------------
FitForAll.com                           Financial News                    Financial Times Information Limited
-------------------------------------------------------------------------------------------------------------
GBSU Design                             GoPDA, Inc.                       GeoConcept SA
-------------------------------------------------------------------------------------------------------------
GoPilot Publishing, Inc.                Gotebirgs-Posten AB               GreenWave, L.C.
-------------------------------------------------------------------------------------------------------------
HandHeldMed.com                         Havas Numerique                   HelpinHand AS
-------------------------------------------------------------------------------------------------------------
Hilltop New Media, Inc.                 Hollywood Online Inc.             Homestead Technologies
-------------------------------------------------------------------------------------------------------------
Homewize Real Estate, Inc.              hwy50zen.com                      IndustryWeek
-------------------------------------------------------------------------------------------------------------
Internetsoccer.com, Inc.                The Industry Standard             InfoSpace, Inc.
-------------------------------------------------------------------------------------------------------------
In the Crease                           Inyourpalm.net                    Japan Update
-------------------------------------------------------------------------------------------------------------
Joke A Day, Inc.                        Kansas Collaborative Research     Matthew J. Knight
                                        Network
-------------------------------------------------------------------------------------------------------------
Knoxville News-Sentinel Co.             Last Minute Network Limited       Lawrence Lee
-------------------------------------------------------------------------------------------------------------
Le Monde interactif S.A.                2MN8 inc.                         The Mark David Corporation
-------------------------------------------------------------------------------------------------------------
MobilePlanet, Inc.                      Nerve Publishing, LLC             WarrenOckrassa
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Omni Net de Mexico SA de CV             PA News Limited                   PalmEntertainment
-------------------------------------------------------------------------------------------------------------
PC World Communications, Inc.           PDABuzz.com                       Petteri Pyyny
-------------------------------------------------------------------------------------------------------------
photopoint.com                          PMN Publications                  Powerful Media Inc.
-------------------------------------------------------------------------------------------------------------
RDL National                            Responsive Database Services      Rental Adventures, Inc.
                                        Limited
-------------------------------------------------------------------------------------------------------------
Returnme.com, LLC                       Richmond.com                      SCMP.com
-------------------------------------------------------------------------------------------------------------
Solar Servicios On Line Argentina S.A.  Sony Music                        Sony Online Entertainment Inc.
-------------------------------------------------------------------------------------------------------------
Space.com, Inc.                         Spanianett DA                     SportsYA!, Inc.
-------------------------------------------------------------------------------------------------------------
Start Tribune Company                   Stock Smart LLC                   TheRaceNet.com
-------------------------------------------------------------------------------------------------------------
Times Company Digital                   The New York Times Electronic     Transmedia Service Co. Inc.
                                        Media Company
-------------------------------------------------------------------------------------------------------------
USA Networks                            USA TODAY Information Network     Victoire Multimedia, Inc.
-------------------------------------------------------------------------------------------------------------
Donald L. Vine, M.D.                    VIPclubbing.com, LLC              Hermanson, LLC
-------------------------------------------------------------------------------------------------------------
World Online Denmark A/S                Hearst Newspapers Partnership LP  Le Monde Interactif S.A.
-------------------------------------------------------------------------------------------------------------
Amazon.com, LLC                         Philips Mobile Computing Group    Yahoo!, Inc
-------------------------------------------------------------------------------------------------------------
Attachmate Corporation                  PDABuzz.com                       OmniSky Corporation
-------------------------------------------------------------------------------------------------------------
American Express Travel Related         GoAmerica Communications Corp.    Ericsson Radio Systems AB
Services Company
-------------------------------------------------------------------------------------------------------------
Autodesk Corporation                    Aether Corporation                SC Corporation
-------------------------------------------------------------------------------------------------------------
Fast Track Corporation
-------------------------------------------------------------------------------------------------------------

          2.10(c)
          -------

          The Company entered into a QuickStart Loan and Security Agreement dated January 28, 1998 with Silicon Valley Bank, pursuant to which Silicon Valley Bank extended to the Company a $300,000.00 line of credit, having an interest rate equal to the prime rate plus 0.5%, due and payable in 36 equal monthly installments beginning on August 28, 1998. A UCC-1 Financing Statement was filed with the California Secretary of State, which granted to Silicon Valley Bank a security interest in certain of the Company's assets upon default of repayment of the loan.

          See loans to Thomas Hunter and Mark Cochran described in Section
          ---
          2.10(a).

          Disclosure made in Section 2.8 is hereby incorporated by reference in its entirety.

2.14      Title To Property and Assets

          The Company has entered into four separate Equipment Leases dated September 4, 1997, September 25, 1997, October 2, 1997 and November 24, 1997, respectively, each with Dell Financing Services L.P., and each related to the lease of certain computer equipment.

          Disclosure in Section 2.10(b) is hereby incorporated by reference in its entirety.

          Disclosure in Section 2.10(c) is hereby incorporated by reference in its entirety.

2.17      Changes

          2.17(f)
          -------

          Disclosure in Section 2.10(a) is hereby incorporated by reference in its entirety. Mike Aufricht will receive increased compensation in conjunction with his March 3, 2000 promotion to the title of General Manger of AvantGo (Consumer). Robert Meinhardt will receive increased compensation in conjunction with his March 3, 2000 promotion to the title of Vice President Sales of Enterprise Marketing.

          2.17(h)
          -------

          David Harris resigned as Vice President of Business Development on February 29, 2000. Stuart Read resigned as Vice President on March 1, 2000.

          2.17(j)
          -------

          Disclosure in Section 2.10(c) is hereby incorporated by reference in its entirety.

          2.17(k)
          -------

          See loans to Thomas Hunter and Mark Cochran described in Section
          ---
          2.10(a).

2.18      Employee Benefit Plans

          The Company adopted a 401(k) Profit Sharing Plan as of April 1, 1998. The Company may, but is not obligated, to make contributions to employee accounts under this plan. The Company does not currently intend to make any such contributions.

2.19      Tax Returns and Payments

          The Company received an extension for the filing of state and federal taxes for 1998, which taxes is paid during the extension period.

                                                                       EXHIBIT D
                                                                       ---------

                                 AVANTGO, INC.

             THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
             ------------------------------------------------------

     This Third Amended and Restated Investors' Rights Agreement (the "Agreement") is made as of the 8/th/ day of March, 2000, by and among AvantGo,
 ---------
Inc., a Delaware corporation (the "Company"), the investors listed on Exhibit A
                                   -------                            ---------
hereto, each of which is herein referred to as an "Investor," and Felix Lin,
                                                   --------
Linus Upson and Rafael Weinstein, each of whom is herein referred to as a

"Founder."
 -------

                                    RECITALS
                                    --------

     A.   The Company and certain investors ("Prior Investors") entered into
                                              ---------------
certain Second Amended and Restated Investors' Rights' Agreement dated June 4, 1999 (the "Prior Agreement"), which agreement may be amended with the written
           ---------------
consent of the Company and the holders of seventy-five percent (75%) of the Registrable Securities (as defined in the Prior Agreement) then outstanding.

     B. The Company previously executed the Yahoo Warrants (as defined below) in favor of Yahoo! Inc., a Delaware corporation ("Yahoo"), and pursuant thereto
                                                  -----
the Company agreed that the "Shares" (as defined in the Yahoo Warrants) would be deemed to be Registrable Securities hereunder and that Yahoo would be deemed an Investor for purposes of this Agreement.

     C. The Company and certain of the Investors have entered into a Series D Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date
                                         ------------------
herewith pursuant to which the Company desires to sell to certain of the Investors and certain of the Investors desire to purchase from the Company shares of the Company's Series D Preferred Stock. A condition to the Investors' obligations under the Purchase Agreement is that the Company, the Founders and the Prior Investors amend and restate the Prior Agreement as set forth herein in order to provide the Investors with (i) certain rights to register shares of the Company's Common Stock issuable upon conversion of the Series D Preferred Stock held by the Investors, (ii) certain rights to receive or inspect information pertaining to the Company, and (iii) a right of first offer with respect to certain issuances by the Company of its securities. The Company, the Prior Investors and the Founders each desire to induce the Investors to purchase shares of the Company's Series D Preferred Stock pursuant to the Purchase Agreement by amending and restating the Prior Agreement as set forth herein.

                                   AGREEMENT
                                   ---------

     The parties hereby agree as follows:

          1.  Registration Rights.  The Company and the Investors covenant and
              -------------------
agree as follows:

              1.1  Definitions.  For purposes of this Section 1:
                   -----------

                   (a) The Term "Approving Stockholders" means one or more of the Company's stockholders that together beneficially own on a collective basis at least 80% of the Registrable Securities.

                   (b)   The terms "register," "registered," and "registration"
                                    --------    ----------        ------------
refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or
                                                  ---
ordering of effectiveness of such registration statement or document;

               (c) The term "Registrable Securities" means (i) (A) the shares of
                             ----------------------
Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock Imagine Warrant; and (B) the shares of Common Stock issuable or issued upon conversion of the Series D Preferred Stock in the event of the exercise of the Yahoo Warrants and the Imagine Warrant (such shares of Common Stock are collectively referred to hereinafter as the "Stock"), (ii) any other shares of
                                             -----
Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock, (iii) shares of common stock issued to each of Imagine, Goldman Sachs & Co. and its affiliates and the Ford Motor Company in a private placement transaction to occur (if at all) in conjunction with an IPO, and (iv) the shares of Common Stock issued to the Founders (the "Founders' Stock"), provided,
                                             ---------------    --------
however, that for the purposes of Section 1.2, 1.4, 1.13 or 3.7 the Founders'
-------
Stock shall not be deemed Registrable Securities and the Founders shall not be deemed Holders and provided, further, that the foregoing definition shall
                   --------  -------
exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, and provided
                                                                     --------
that for the receipt or giving of notice hereunder, the Stock shall be deemed to be Registrable Securities;

               (d) The number of shares of "Registrable Securities then
                                            ---------------------------
outstanding" shall be determined by the number of shares of Common Stock
-----------
outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

               (e) The term "Holder" means any person owning or having the
                             ------
right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 hereof;

               (f) The term "Form S-3" means such form under the Act as in
                             --------
effect on the date hereof or any successor form under the Act;

               (g) The term "SEC" means the Securities and Exchange
                             ---
Commission;

               (h) The term "Imagine Warrant" means that certain Warrant to
                             ---------------
purchase shares of Series D Preferred Stock executed by the Company in favor of Imagine Health, Inc. as of even date herewith;

               (i) The term "Yahoo Warrants" means (A) that certain Warrant to
                             --------------
purchase 117,558 shares of Series D Preferred Stock; and (B) that certain Warrant to purchase 117,558 shares of that class of the Company's securities as is sold in the most recent equity financing as shall have occurred as of the date that certain conditions as set forth in such warrant are met, each executed by the Company in favor of Yahoo!, Inc. on February 1, 2000; and

               (j) The term "IPO" means the consummation of a bona fide, firmly
                             ---
underwritten public offering of shares of Common Stock.

               (k) The term "Qualified IPO" means the consummation of a bona
                             -------------
fide, firmly underwritten public offering of shares of Common Stock, the public offering price of which is not less than $36 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) and which results in aggregate cash proceeds to the Company of at least $20,000,000.

               (l) The term "Change of Control" means any transaction or series
                             -----------------
of transactions (i) in which the Company merges or consolidates with any other entity (other than its wholly-owned subsidiary); (ii) that contemplates the acquisition of materially all of the assets of the Company or 100% of the Registrable Securities by the third party; (iii) the holders of 100% of the Registrable Securities determine to tender or exchange their shares of stock in a transaction proposed by any third party in which such third party would acquire 100% of the Registrable Securities directly from the stockholders of the Company.

          1.2  Request for Registration.
               ------------------------

               (a) If the Company shall receive at any time after the earlier of
(i) three (3) years following the date hereof, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least thirty-three percent (33%) of the Registrable Securities then outstanding, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to effect as soon as practicable, and in any event within sixty (60) days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.

               (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered
  ------------------
by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares
                                  --------  -------
of

Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

               (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not
                                   --------  -------
utilize this right more than once in any twelve-month period.

               (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                   (i) After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                   (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred thirty-five (135) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                   (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

          1.3  Company Registration.  If (but without any obligation to do so)
               --------------------
the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty-five (25) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.4  Form S-3 Registration.  In case the Company shall receive from
               ---------------------
any Holder or Holders of not less than thirty percent (30%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $250,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; (iv) if the Company has, within the twelve
(12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.4; or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

               (d) If, from time to time after a registration statement on Form S-3 has been declared effective, the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Company there exists material non-disclosed information or events that render such registration statement inaccurate, then the Company may suspend further open market offers and sales of Registrable Securities under such registration statement (the "Suspension Right"). In the event the Company exercises the Suspension Right, such suspension shall continue for the period of time reasonably necessary for disclosure to occur at a time that is not materially detrimental to the Company, or until such time as the information or event is no longer material, each as determined in good faith by the Company (which period in either case shall not exceed fifteen (15) business days). The Company shall promptly give each Holder written notice of (i) any such suspension and (ii) the termination of such suspension.

          1.5  Obligations of the Company.  Whenever required under this Section
               --------------------------
1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Act.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement for such period of time as the registration statement remains effective.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          1.6  Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(2), whichever is applicable.

          1.7  Expenses Of Registration.
               -------------------------

                    (a) Demand Registration.  All expenses other than
                        -------------------
underwriting discounts and commissions incurred in connection with registrations, stock transfer taxes, filings or qualifications pursuant to
Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

                    (b)  Company Registration.  The Company shall bear and pay
                         --------------------
all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders selected by them with the approval of the Company, which approval shall not be unreasonably withheld, but excluding underwriting discounts and commissions relating to Registrable Securities.

                    (c)  Registration On Form S-3. All expenses incurred in
                         ------------------------
connection with a registration requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers' and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Registrable Securities, shall be borne by the Company.

               1.8  Underwriting Requirements.  In connection with any offering
                    -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders), but in no event shall (i) the amount of securities (not including Founders' Stock) of the selling Holders included in the offering be reduced unless the securities of all other selling shareholders (including Founders) are excluded entirely and (ii) the amount of securities (not including Founders' Stock) of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the IPO, in which case the selling shareholders may be excluded if the underwriters make the determination described above. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and
                                                      -------------------
any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

          1.9   Delay Of Registration.  No Holder shall have any right to obtain
                ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10  Indemnification.  In the event any Registrable Securities are
                ---------------
included in a registration statement under this Section 1:

                (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the Exchange Act"), against any losses, claims, damages, or liabilities (joint or
-------------
several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a
 ---------
material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

               (c)  Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

               (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                    (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                    (f)  The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

              1.11  Reports Under Securities Exchange Act of 1934.  With a view
                    ---------------------------------------------
to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                    (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                    (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                    (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

                    (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

              1.12  Assignment of Registration Rights.  The rights to cause the
                    ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder: (i) to a transferee or assignee who holds or would hold, after giving effect to the transfer, at least one hundred fifty thousand (150,000) shares of such securities; (ii) prior to the Company's Qualified IPO, and with the Company's prior written consent, which consent shall not be unreasonably withheld, to a transferee or assignee of such securities that is a current or former constituent partner, Affiliate (as defined under Rule 405 pursuant to the Act) or member of a Holder and who holds or would hold, after giving effect to the transfer, the lesser of (A) at least fifty thousand (50,000) shares of such securities; or (B) all of such securities then held by such transferee; and
(iii) after the Company's Qualified IPO, to a transferee or assignee of such securities that is a current or former constituent partner, Affiliate (as defined under Rule 405 pursuant to the Act) or member of a Holder, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

              1.13  Limitations on Subsequent Registration Rights.  From and
                    ---------------------------------------------
after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included (subject to the cutbacks applicable to Holders as set forth in Section 1.8) or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

              1.14  "Market Stand-off" Agreement. Each Holder hereby agrees
                     ---------------------------
that, during the period of duration (up to, but not exceeding, one hundred eighty (180) days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of the initial registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees, Affiliates (as defined in Rule 405 pursuant to the Act), partners, former partners or shareholders of a Holder who agree to be similarly bound) any Registrable Securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

                    (a) such agreement shall be applicable only to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                    (b) all officers and directors of the Company, all one-percent security holders, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

               In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 1.14.

               Notwithstanding the foregoing, the obligations described in this
Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

               1.15  Termination Of Registration Rights.  No Holder shall be
                     ----------------------------------
entitled to exercise any right provided for in this Section 1 after the earlier of (i) five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, or (ii) such time as Rule 144 or another similar exemption under the Act is available for the sale of all of such Holder's shares during a three (3)-month period without registration.

          2.   Covenants of the Company.
               ------------------------

               2.1  Delivery of Financial Statements.  The Company shall
                    --------------------------------
deliver to each Investor holding, and to transferees of, at least two hundred thousand (200,000) shares of Registrable Securities or at least 100,000 shares of the Company's Series D Preferred Stock or Common Stock issued upon conversion of these holdings:

                    (a)  as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"),
                                                                       ----
and audited and certified by a "Big Five" independent public accounting firm of nationally recognized standing selected by the Company;

                    (b)  as soon as practicable, but in any event within thirty
(30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

                    (c) a copy of each report delivered to the holders of Common Stock;

                    (d) within thirty (30) days of the end of each month, an unaudited income statement and a consolidated statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

                    (e) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

                    (f) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the Board of Directors determines that it is in the best interest of the Company to do so; and

                    (g) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time reasonably request, provided, however, that the Company shall not be obligated under this subsection (f) or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

               2.2  Inspection.  The Company shall permit each Investor who
                    ----------
holds not less than four hundred thousand (400,000) shares of Registrable Securities (or 100,000 shares of Series D Preferred Stock or the Common Stock equivalent), at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

               2.3  Termination of Information and Inspection Covenants.  The
                    ---------------------------------------------------
covenants set forth in Section 2.1 and Section 2.2 shall terminate as to Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, whichever event shall first occur.

               2.4  Right of First Offer.  Subject to the terms and conditions
                    ---------------------
specified in this Section 2.4, the Company hereby grants to each Investor who holds at least two hundred thousand (200,000) shares of Registrable Securities or at least one hundred thousand (100,000) shares of Series D Preferred Stock a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, "Investor" includes any general partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners, former partners and affiliates in such proportions as it deems appropriate. Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such
                ------
Shares to each Investor in accordance with the following provisions:

                    (a) The Company shall deliver a notice by certified mail ("Notice") to the Investors stating (i) its bona fide intention to offer such
  ------
Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                    (b) Within fifteen (15) calendar days after delivery of the Notice, the Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities). The Company shall promptly, in writing, inform each Investor that purchases all the shares available to it (each, a "Fully-Exercising Investor") of any other
                                 -------------------------
Investor's failure to do likewise. During the ten (10)-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Investors were entitled to subscribe but which were not subscribed for by the Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

               (c) The Company may, during the forty-five (45)-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

               (d) The right of first offer in this paragraph 2.4 shall not be applicable (i) to the issuance or sale of up to 9,213,600 shares (or such greater number of shares as shall be unanimously approved by the Board of Directors) of Common Stock (or options therefor) to employees, consultants and directors, pursuant to plans or agreements approved by the Board of Directors for the primary purpose of soliciting or retaining their services, or (ii) to or after a Qualified IPO, or (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, or (iv) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, or (v) to the issuance of securities to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, or similar transactions other than for primarily equity financing purposes, or (vi) to the issuance or sale of the Series D Preferred Stock pursuant to the Purchase Agreement, or (vii) to the issuance of securities that, with unanimous approval of the Board of Directors of the Company, are not offered to any existing stockholder of the Company; or
(viii) to the issuance of Common Stock to each of Imagine Health, Inc., Ford Motor Company and Goldman Sachs & Co. and its affiliates in a private sale of securities to occur (if at all) concurrent with the Company's IPO.

               (e) Not withstanding the provisions of paragraph 2.4, in the event of a Qualified IPO and subject to all applicable rules, requirements and restrictions of the SEC and the National Association of Securities Dealers, Inc. (the "NASD"), the Investors and any "Affiliate" (as defined in the Act) or affiliated fund of the Investors (including any fund with the same or an affiliated general partner of the Investors) will have the right to purchase in the Qualified IPO securities offered by the Company in the Qualified IPO up to an aggregate amount equal to the lesser of $3,000,000, or that number of Qualified IPO securities necessary to maintain all of the Investors percentage ownership in the Company (on an as converted, fully diluted basis); provided,
                                                                    --------
however, that the Investors and any affiliated fund of the Investor shall not
-------
have such right if the Company or the underwriters determine that such right would interfere with, detract from, or diminish the marketability of the Qualified IPO. In connection with any potential purchase under this paragraph 2.4, the Investors agree to take all action that the Company or its counsel reasonably deems necessary, appropriate or desirable to comply with all rules and regulations of the SEC and NASD, including without limitation prompt notice of whether each Investor intends to exercise its right to purchase under paragraph 2.4.

               2.5  Vesting.  Unless otherwise approved by the Company's Board
                    -------
of Directors, Founders' Stock and options and Common Stock granted to employees by the Company after the date of this Agreement will not vest any more favorably than as follows: 25% of the shares comprising each grant may vest on the one-year anniversary of the vesting commencement date for such grant, and thereafter 1/36th of the shares comprising each grant may vest on the monthly anniversary of the vesting commencement date for such grant.

               2.6  Proprietary Agreements.  The Company shall require each
                    ----------------------
officer, employee and consultant of the Company execute the Company's standard form of non-disclosure and proprietary information agreements prior to disclosing any proprietary information to any such officer, employee and consultant. The Company will use reasonable efforts to prevent any employee from violating the confidentiality and proprietary information agreement entered into between the Company and each of its officers, employees and consultants.

               2.7  Auditors.  The Company will retain independent public
                    --------
accountants of recognized national standing (i.e., a firm acknowledged to be among the Big Five or their successors) who shall audit the Company's financial statements at the end of each fiscal year.

               2.8  Drag-along.

                    (a) If at any time prior to the earlier to occur of (i) 10 years after the date of this Agreement; and (ii) an IPO, the Approving Stockholders determine to approve any Change of Control which would result in each holder of Series D Preferred Stock receiving proceeds equal to or greater than $12.54 for each share of Series D Preferred Stock held thereby, then in such event the holders of Registrable Securities who are not Approving Stockholders shall agree to approve such transaction and tender or exchange all Registrable Securities then held thereby to such third party offeror on the same terms and conditions, including the per share price and date of sale, as are received by the Approving Shareholders and stated in the notice of such transaction.

                    (b) If, upon the approval of the holders of a majority of the Series D Preferred Stock, at any time prior to the earlier to occur of (i) 10 years after the date of this Agreement; and (ii) an IPO, the Approving Stockholders determine to approve any Change of Control which would result in each holder of Series D Preferred Stock receiving proceeds of less than $12.54 for each share of Series D Preferred Stock held thereby, then the holders of Registrable Securities who are not Approving Stockholders shall agree to approve such transaction and tender or exchange all Registrable Securities then held thereby to such third party offeror on the same terms and conditions, including the per share price and date of sale, as are received by the Approving Shareholders and stated in the notice of such transaction.

               2.9  Market Standoff Agreement.  The Company will require all
                    -------------------------
future officers and directors of the Company, all one-percent security holders, and all other persons with registration rights (whether or not pursuant to this Agreement), who purchase or otherwise acquire such securities prior to the Company's initial public offering, to execute such a Market Standoff Agreement, in substantially the same form as provided in Section 1.14 hereof.

          3.   Miscellaneous.
               -------------

               3.1  Successors and Assigns.  Except as otherwise provided
                    ----------------------
herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               3.2  Governing Law.  This Agreement and all acts and transactions
                    -------------
pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

               3.3  Counterparts.  This Agreement may be executed in two or more
                    ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               3.4  Titles And Subtitles.  The titles and subtitles used in this
                    --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               3.5  Notices.  Unless otherwise provided, any notice required or
                    -------
permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto or as subsequently modified by written notice.
---------

               3.6  Expenses.  If any action at law or in equity is necessary to
                    --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

               3.7  Amendments And Waivers.  Any term of this Agreement may be
                    ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding, not including the Founders' Stock; provided that (i) if such amendment has the effect of affecting the Founders' Stock (A) in a manner different than securities issued to the Investors and (B) in a manner adverse to the interests of the holders of the Founders' Stock, then such amendment shall require the consent of the holder or holders of a majority of the Founders' Stock; (ii) if such amendment adversely affects the Registrable Securities held by a non-consenting Holder in a manner different than securities issued to the consenting Investors, then such amendment shall require the consent of such adversely-affected Holder; and (iii) if an amendment to Section 2.8 hereof would have an adverse effect on the holders of the Series D Preferred Stock, then such amendment shall require the consent of a majority of the holders of the Series D Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

               3.8  Severability. If one or more provisions of this Agreement
                    ------------
are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (x) such provision shall be excluded from this Agreement, (y) the balance of the Agreement shall be interpreted as if such provision were so excluded and (z) the balance of the Agreement shall be enforceable in accordance with its terms.

               3.9   Aggregation Of Stock.  All shares of the Preferred Stock
                     --------------------
held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
               3.10  Adjustments to Minimum Holding Requirements.  Requirements
                     -------------------------------------------
regarding a minimum or maximum amount of Registrable Securities held shall be appropriately adjusted for stock splits, stock reclassifications and the like.

     The parties have executed this Third Amended and Restated Investors' Rights Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By:_______________________________
                                             Richard Owen,
                                             Chief Executive Officer
                                    Address: 1700 South Amphlett Boulevard
                                             Suite 300
                                             San Mateo, CA  94402


                                    INVESTORS:

                                    _______________________________________
                                    (Name)

                                    By:____________________________________

                                    Name:__________________________________

                                    Title:_________________________________

                                    Address:_______________________________
                                    _______________________________________
                                    Fax:___________________________________

   SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                    THE GOLDMAN SACHS GROUP, INC.


                                    By:____________________________________

                                    Name:__________________________________

                                    Title:_________________________________


                                    STONE STREET FUND 2000, L.P.
                                    By: Stone Street 2000, L.L.C., its general
                                    partner


                                    By:____________________________________

                                    Name:__________________________________

                                    Title:_________________________________


                                    BRIDGE STREET SPECIAL OPPORTUNITIES FUND
                                    2000, L.P.
                                    By:  Bridge Street Special Opportunities
                                    2000, L.L.C., it general partner


                                    By:____________________________________

                                    Name:__________________________________

                                    Title:_________________________________


                                    GOLDMAN SACHS INVESTMENTS LIMITED


                                    By:____________________________________

                                    Name:__________________________________

                                    Title:_________________________________



   SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

PRIOR INVESTORS:

21ST CENTURY INTERNET FUND, L.P.                                ADOBE VENTURES II, L.P.
By: 21/st/ Century Internet Management
Partners, LLC                                                   By: Adobe Venture Management II, LLC,
                                                                Its General Partner
____________________________________
Peter H. Ziebelman, Member                                      ______________________________________________
                                                                Jackie Berterretche, Attorney-in-Fact

SLEEPY HOLLOW INVESTMENT PARTNERSHIP, L.P.                      H&Q AVANTGO INVESTORS, L.P.
By: Fayez Sarofim Investment Partnership No. 5, L.P., it's
General Partner
                                                                By:  H&Q Management Corp.,
By:_________________________________                            Its General Partner
     Alice M. Youngblood
     Officer of General Partner's
     Managing General Partner, FSI                              ______________________________________________
     No. 2 Corporation                                          Jackie Berterretche, Attorney-in-Fact






___________________________________         ___________________________________
DAVID MOORE                                 LINUS UPSON



___________________________________
FELIX LIN



   SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

FOUNDERS:


____________________________________
Felix Lin

Address: 2602 Dolores Street
         San Mateo, CA  94403


____________________________________
Linus Upson

Address: P.O. Box 620603
         Woodside, CA  94062


____________________________________
Rafael Weinstein

Address: 315 Duncan Street, Apt. 6
         San Francisco, CA  94131

   SIGNATURE PAGE TO THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                   EXHIBIT A
                                   ---------

                                   INVESTORS
                                   ---------

The Goldman Sachs Group, Inc.
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Stone Street Fund 2000, L.P.
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Bridge Street Special Opportunities Fund 2000, L.P.
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Goldman Sachs Investments Limited
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Yahoo!, Inc.
3420 Central Expressway
Santa Clara, CA 95051
Fax: (408) 328-7939
Fax: (408) 731-3400

Pinnacle Ventures
3721 Ortega Court
Palo Alto, CA 94306
Fax: 415.989.5108

Imagine Health, Inc.
c/o McKesson HBOC
1 Post Street, 34/th/ Floor
San Francisco, California 94104
Fax: (415)

Ford Motor Company
1 American Road
Dearborn, MI 48126-2798
Fax: (313) 594-3332

American Express Travel Related Services Company, Inc.
World Financial Center
New York, NY 10285-3116
Fax: (212) 619-8610

The Entrepreneurs Growth Fund, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

The Entrepreneurs Fund I, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

The Entrepreneurs Fund II, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

RBW Investments LLC
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

Jeff Webber
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

C. Woodrow Rea
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

Joe Brilando
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

Sleepy Hollow Investment Partnership, L.P.
Two Houston Center
Suite 2907
Houston, TX 77010
Fax:

Microsoft Corporation
One Microsoft Way
Redmond, WA 98052
Attn: Chief Financial Officer
CC: General Counsel, Finance and Administration
Fax:

3Com Ventures, Inc.
C/O 3Com Corporation
5400 Bayfront Plaza
Santa Clara, CA 95052
Attn: Vice President,
Business Development
Fax: (408) 326-7207
cc: General Counsel
Fax: (408) 326-6434

21st Century Internet Fund, L.P.
2 South Park, 2nd Floor
San Francisco, CA  94107
Fax: (415) 512-2650

Adobe Ventures II, L.P.
c/o Hambrecht & Quist Incorporated
One Bush Street,18/th/ Floor
San Francisco, CA 94104
Fax: (415) 439-3621

H&Q AvantGo Investors, L.P.
c/o Hambrecht & Quist Incorporated
One Bush Street,18/th/ Floor
San Francisco, CA  94104
Fax: (415) 439-3621

Hambrecht & Quist Employee Venture Fund, L.P. II
c/o Hambrecht & Quist Incorporated
One Bush Street,18/th/ Floor
San Francisco, CA  94104
Fax: (415) 439-3621

Tacit Fund, L.P.
100 Hamilton Avenue, Suite 160
Palo Alto, CA 94301
Fax:

Stealth Fund, L.P.
100 Hamilton Avenue, Suite 160
Palo Alto, CA 94301
Fax:

Entrepreneurs Fund, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax:

RBW Investments LLC
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax:

Cornerstone Properties LLP
Bayshore Corporate Center
1720 South Amphlett Blvd.
Suite 110
San Mateo, CA 94402
Fax: (650) 574-0610

Angel Investors, L.P.
c/o Wilson, Sonsini, et al.,
650 Page Mill Road
Palo Alto, CA 94304
Fax:

TWB Investment Partnership
c/o Perkins Coie LLP
1201 Third Avenue, 40/th/ Floor
Seattle, WA 98101-3099
Fax: (206) 583-8500

Evans Partners LLC
716 Laurel Street
San Carlos, CA 94070
Fax: (831) 423-2301

Charlotte Ziems
1052 Edgewood Road
Redwood City, CA  94062
Fax: (650) 599-9311

David Pesikoff
2206 Quenby Street
Houston, TX 77005
Fax:

Felix Lin
2602 Dolores Street
San Mateo, CA 94403
Fax:

Linus Upson
P.O. Box 620603
Woodside, CA 94062
Fax:

David Moore
23 Baker Street
San Francisco, CA 94117
Fax:

RIM USA Capital Corporation
295 Phillip Street
Waterloo, Ontario
Canada N2L 3W8
Fax: (519) 888-6906

Broadview SLP
950 Tower Lane, 18/th/ Floor
Foster City, CA 94404-2130
Fax: 650 378-4710

DRW Venture Partners L.P.
Dain Rauscher Plaza
60 South Sixth Street
Minne apolis, MN 55402
Fax: (612) 373-1610

Allen & Company Incorporated
711 Fifth Avenue
New York, NY 10022
Fax: (212) 508-5839

Angel (Q) Investors II, L.P.
C/O J. Casey McGlynn
650 Page Mill Road
Palo Alto, CA 94304
Fax: (650) 493-6811

The Leasing Group, plc
42 Kenavon Drive
Reading
Berkshire RG1 3DJ

Write Image Limited
271 Regent Street
London W1R 8BP

Randy Blumenthal
2765 Sand Hill Road
Menlo Park, CA 94025

Meredith Family Revocable Trust u/a/d 12/16/94, amended 9/30/99
C/O Thomas Meredith
70 Pascal Lane
Austin, TX 78746

Curtis Smith
15 San Antonio Place #303
San Francisco, CA 94133

Scott Bonham
283 30/th/ Avenue
San Francisco, CA 94121

TWB Investment Partnership
1201 Third Avenue, 40/th/ Floor
Seattle, WA 98101
Fax: (206) 587-8500

SKGF Investments-2000-1, L.L.C.
1100 New York Ave #600 N.W.
Washington, D.C. 20005

                                                                       EXHIBIT E
                                                                       ---------

                                 AVANTGO, INC.

             THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND
            ------------------------------------------------------

                               CO-SALE AGREEMENT
                               -----------------


     This Third Amended and Restated Right of First Refusal and Co-Sale Agreement (the "Agreement") is made and entered into as of March 8, 2000, by and
                ---------
among AvantGo, Inc., a Delaware corporation (the "Company"), and Felix Lin,
                                                  -------
Linus Upson and Rafael Weinstein (the "Founders"), and the holders of Preferred
                                       --------
Stock of the Company listed on Exhibit A hereto (collectively, the "Investors"
                               ---------                            ---------
and individually, an "Investor").
                      --------

                                   RECITALS
                                   --------

     A.   The Company and certain investors (the "Prior Investors") entered into
                                                  ---------------
that certain Second Amended Right of First Refusal and Co-Sale Agreement dated June 4, 1999 (the "Prior Agreement"), which agreement may be amended with the
                   ---------------
written consent of the Company, the holders of a majority of the Company's Preferred Stock, and the holders of a majority of the Founders' Shares (as defined below).

     B.   The Company and certain Investors (the "New Investors") have entered
                                                  -------------
into a Series D Preferred Stock Purchase Agreement (the "Purchase Agreement") of
                                                         ------------------
even date herewith pursuant to which the Company desires to sell to the New Investors and the New Investors desire to purchase from the Company shares of the Company's Series D Preferred Stock. A condition to the New Investors' obligations under the Purchase Agreement is that the Company, the Founders and the Prior Investors amend and restate the Prior Agreement as set forth herein in order to provide the New Investors the opportunity to purchase and/or participate, upon the terms and conditions set forth in this Agreement, in subsequent sales by the Founders of shares of the Company's Common Stock (the "Common Stock"). The Company, the Prior Investors and the Founders each desire
 ------------
to induce the New Investors to purchase shares of Series D Preferred Stock pursuant to the Purchase Agreement by amending and restating the Prior Agreement as set forth herein.

                                   AGREEMENT
                                   ---------

     The parties hereby agree as follows:

     1.   Sales by Founders.
          -----------------

          (a)  Notice of Sales; Assignment of Company Right of First Refusal.
               -------------------------------------------------------------

               (i)   Should any Founder or Permitted Transferee, as defined in
Section 1(f) below propose to accept one or more bona fide offers (collectively, a Purchase Offer") from any persons to purchase shares of the Company's Common
  --------------
Stock (the "Shares") from such Founder (other than as set forth in subsection
            ------
1(e) hereof), such Founder shall promptly deliver a notice (the "Notice") to the
                                                                 ------
Company and each Investor stating the terms and conditions of such Purchase Offer including, without limitation, the number of shares of the Company's capital stock to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. The Notice shall certify that the Founder or Permitted Transferee has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the transfer is obtainable on the terms set forth in the Notice.

               (ii) The Company agrees that in the event that the Company declines to exercise in full the Right of First Refusal set forth in Section 3 of the Common Stock Purchase Agreement between such Founder and the Company (the "Right of First Refusal"), the Company will provide each Investor who holds at
 ----------------------
least two hundred thousand (200,000) shares of Preferred Stock or Common Stock equivalent thereof or at least one hundred thousand (100,000) shares of Series D Preferred Stock or Common Stock equivalent thereof (each a "Major Investor")
                                                            --------------
with notice of such determination at least fifteen (15) days prior to the end of the period in which the Right of First Refusal expires under such Common Stock Purchase Agreement. Each Major Investor shall then have the right, exercisable by notice prior to the end of such period, to exercise such Right of First Refusal as the Company's assignee on a pro rata basis (based upon the number of Conversion Shares (as defined below) held by such Major Investor relative to the aggregate number of Conversion Shares held by all Major Investors); provided that if fewer than all Major Investors elect to participate, the Shares that would otherwise be allocated to non-participating Major Investors shall be allocated to each participating Major Investor in a manner such that each participating Major Investor is entitled to purchase at least such Major Investor's pro rata portion of such unallocated Shares (based upon the number of Conversion Shares held by all participating Major Investors) or such different number of shares as the participating Major Investors shall mutually agree. Upon expiration or exercise of the Right of First Refusal, the Company will provide notice to all Major Investors as to whether or not the Right of First Refusal has been exercised by the Company or the Investors.

          (b)  Co-Sale Right. To the extent that the Right of First Refusal is
               -------------
not exercised in full by the Company or the Major Investors, each Major Investor shall have the right (the "Co-Sale Right"), exercisable upon written notice to
                           -------------
the Company within fifteen (15) business days after the expiration of the Right of First Refusal to participate in such Founder's sale of Shares pursuant to the specified terms and conditions of such Purchase Offer. To the extent a Major Investor exercises such Co-Sale Right in accordance with the terms and conditions set forth below, the number of Shares which such Founder may sell pursuant to such Purchase Offer shall be correspondingly reduced. The Co-Sale Right of each Major Investor shall be subject to the following terms and conditions:

               (i)   Calculation of Shares. Each Major Investor may sell all or
                     ---------------------
any part of that number of shares of Common Stock of the Company issued or issuable upon conversion of Preferred Stock or Common Stock received in connection with any stock dividend, stock split or other reclassification thereof (the "Conversion Shares") equal to the product obtained by multiplying
              -----------------
(x) the aggregate number of shares of Common Stock covered by the Purchase Offer by (y) a fraction, the numerator of which is the number of Conversion Shares at the time owned by such Major Investor and the denominator of which is the combined number of Conversion Shares of the Company at the time owned by all Major Investors and all Founders participating in such sale, including shares transferred by such Founder to Permitted Transferees (as hereinafter defined) in accordance herewith. The provisions of this Agreement do not confer any Co-Sale rights with respect to any shares of Common Stock or other securities held by a Major Investor that are not Conversion Shares.

               (ii)  Delivery of Certificates. Each Major Investor may effect
                     ------------------------
its participation in the sale by delivering to the selling Founder for transfer to the purchase offeror one or more certificates, properly endorsed for transfer, which represent the number of shares of Preferred Stock, or Common Stock issued upon conversion thereof, which such Major Investor elects to sell.

          (c)  Transfer. The stock certificate or certificates which the Major
               --------
Investor delivers to the selling Founder pursuant to Section 1(b) shall be delivered by such Founder to the purchase offeror in consummation of the sale pursuant to the terms and conditions specified in the Notice, and such Founder shall promptly thereafter remit to such Major Investor that portion of the sale proceeds to which such Major Investor is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares of capital stock of the Company from an Investor exercising its Co-Sale Right hereunder, the selling Founder or Founders shall not sell to such prospective purchaser or purchasers any shares of Company stock unless and until, simultaneously with such sale, the selling Founder or Founders shall purchase such shares from such Major Investor for the same consideration and on the same terms and conditions as the proposed transfer described in the Notice (which terms and conditions shall be no less favorable than those governing the sale to the purchaser by the Founder or Founders).

          (d)  Non-Exercise of Rights. To the extent that the Company, the other
               ----------------------
Founders and the Major Investors have not exercised their rights to purchase the Shares within the time periods specified in Section 1(a)(ii) and the Major Investors have not exercised their Co-Sale Right within the time period specified in Section 1(b), the Founder shall have a period of ninety (90) days from the expiration of such rights in which to sell the Shares, as the case may be, upon terms and conditions (including the purchase price) no more favorable than those specified in the Notice to the third-party transferees(s) identified in the Notice. The third-party transferees(s) shall acquire the Shares subject to the rights of first refusal and co-sale under this Agreement. In the event the Founder does not consummate the sale or disposition of the Shares within the ninety (90) day period from the expiration of these rights, the Company's, the other Founders' and the Major Investors' first refusal rights and the Major Investors' co-sale right shall continue to be applicable to any subsequent disposition of the Shares by such Founder until such right lapses in accordance with the terms of this Agreement.

          (e)  No Adverse Effect. The exercise or non-exercise of the rights of
               -----------------
the Major Investors hereunder to participate in one or more sales of Shares made by a Founder shall not adversely affect their rights to participate in subsequent sales of Common Stock by a Founder.

          (f)  Permitted Transactions. The provisions of Section 1 of this
               ----------------------
Agreement shall not pertain or apply to:

               (i) Any pledge of the Company's Common Stock made by a Founder pursuant to a bona fide loan transaction which creates a mere security interest;

               (ii)  Any repurchase of Common Stock by the Company;

               (iii) Any bona fide gift;

               (iv) Any transfer to a Founder's ancestors, descendants or spouse or to a trust for their benefit;

               (v) any sale or transfer of shares of Common Stock among the Founders; or

               (vi) any sale or transfer by a Founder of up to 5% of the total number of shares of Common Stock held by such Founder on the date of this Agreement in any twelve-month period;

provided, that (x) the Founder(s) shall inform the Major Investors of such
--------
pledge, transfer or gift prior to effecting it, and (y) the pledgee, transferee, purchaser or donee (collectively, the "Permitted Transferees") shall furnish the
                                       ---------------------
Major Investors with a written agreement to be bound by and comply with all provisions of this Agreement and the Voting Agreement of the Company dated the date hereof applicable to the Founders.

     2.   Prohibited Transfers. Any attempt by a Founder to transfer shares of
          --------------------
the Company in violation of Section 1 hereof shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares. In addition to other such remedies as may be available at law, in equity or hereunder, the Major Investors shall have the put option provided below, and such Founder (the "Violating Founder") shall be bound by the applicable provisions of such option.

          (a) In the event of a Prohibited Transfer, each Major Investor shall have the right to sell to the Violating Founder its pro rata portion of the type and number of Shares equal to the number of shares such Major Investor would have been entitled to transfer to the third-party transferee(s) under Section 1(b) hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

               (i) The price per share at which the shares are to be sold to the Violating Founder shall be equal to the price per share paid by the third-party transferees(s) to such Founder in the Prohibited Transfer. The Violating Founder shall also reimburse each Major Investor for any and all reasonable fees and expenses, including reasonable legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under Section 1(b).

               (ii) Within thirty (30) days after the later of the dates on which the Major Investor (A) received notice of the Prohibited Transfer or (B) otherwise became aware of the Prohibited Transfer, each Major Investor shall, if exercising the option created hereby, deliver to the Violating Founder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

               (iii) The Violating Founder shall, upon receipt of the certificate or certificates for the shares to be sold by a Major Investor pursuant to this Section 2, pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 2.1(b)(i) above, in cash or by other means reasonably acceptable to the Major Investor.

               (iv) Notwithstanding the foregoing, any attempt by the Violating Founder to transfer Shares in violation of Section 1 hereof shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferees(s) as the owner of such shares without the written consent of the Major Investors.

     3.   Legended Certificates. Each certificate representing shares of the
          ---------------------
Common Stock of the Company now or hereafter owned by the Founders or issued to any Permitted Transferee pursuant to Section 1(e) shall be endorsed with the following legend:

          "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE
          SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE
          CORPORATION AND CERTAIN HOLDERS OF COMMON AND PREFERRED
          STOCK OF THE CORPORATION. COPIES

          OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

     The foregoing legend shall be removed upon termination of this Agreement in accordance with the provisions of Section 4(a).

     4.   Miscellaneous Provisions.
          ------------------------

          (a)  Termination. This Agreement shall terminate upon the earliest to
               -----------
occur of any one of the following events (and shall not apply to any transfer by a Founder in connection with any such event):

               (i) The liquidation, dissolution or indefinite cessation of the business operations of the Company;

               (ii) The execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company;

               (iii) The closing of the Company's initial public offering of securities; or

               (iv) The closing of any acquisition, merger, reorganization or other transaction which results in the stockholders of the Company immediately prior to such transaction owning less than 50% of the Company's voting stock immediately after such transaction.

          (b)  Removal of Legend. At any time after the termination of this
               -----------------
Agreement, any holder of a stock certificate legended pursuant to Section 3 may surrender such certificate to the Company for removal of such legend, and the Company shall duly reissue a new certificate without the legend.

          (c)  Notices. Any notice required or permitted by this Agreement shall
               -------
be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto, or as
                                                 ---------
subsequently modified by written notice.

          (d)  Successors and Assigns. This Agreement and the rights and
               ----------------------
obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives. The rights of the Investors hereunder shall be assignable (but only with all related obligations) by an Investor: (i) to a transferee or assignee who holds or would hold, after giving effect to the transfer, a sufficient number of shares so as to qualify as a Major Investor; and (ii) with the Company's prior written consent, which consent shall not be unreasonably withheld, to a transferee or assignee of such securities that is a current or former constituent partner, Affiliate (as defined under Rule 405 pursuant to the Act) or member of a Holder and who holds or would hold, after giving effect to the transfer, the lesser of (A) at least fifty thousand (50,000) shares of such securities; or (B) all of such securities then held by such transferee.

          (e)  Severability. If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (f)  Modifications and Amendments. Any term hereof may be amended or
               ----------------------------
waived with the written consent of the Company, holders of at least a majority of the Preferred Stock, and holders of a majority of the Founders' Shares (or their respective successors and assigns) voting together as a class; provided that if such amendment adversely affects the Preferred Stock held by a non-consenting holder in a manner different than Preferred Stock issued to the Investors, then such amendment shall require the consent of such adversely-affected holder. Any amendment or waiver effected in accordance with this
Section 4(e) shall be binding upon the Company, the holders of Preferred Stock and any holder of Founders' Shares, and each of their respective successors and assigns.

          (g)  Attorney's Fees. If any action at law or in equity (including
               ---------------
arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          (h)  Governing Law. This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (i)  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          (j)  Further Assurances. Each of the parties hereto agrees to execute
               ------------------
such other and further certificates, instruments and other documents as may be reasonably necessary and proper to implement the transactions contemplated by this Agreement.


                           [Signature Page Follows]

     The parties have executed this Third Amended and Restated Right of First Refusal and Co-Sale Agreement as of the date first above written.

                                        COMPANY:

                                        AVANTGO, INC.


                                        By: __________________________________
                                                 Richard Owen,
                                                 Chief Executive Officer
                                        Address: 1700 South Amphlett Boulevard
                                                 Suite 300
                                                 San Mateo, CA 94402


                                        INVESTOR:

                                        ________________________________________
                                        (Name)

                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                        Address:________________________________

                                        ________________________________________

                                        Fax:____________________________________

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE
                                   AGREEMENT

                                        THE GOLDMAN SACHS GROUP, INC.


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        STONE STREET FUND 2000, L.P.
                                        By:  Stone Street 2000, L.L.C., its
                                        general partner


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        BRIDGE STREET SPECIAL OPPORTUNITIES FUND
                                        2000, L.P.
                                        By:  Bridge Street Special Opportunities
                                        2000, L.L.C., it general partner


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        GOLDMAN SACHS INVESTMENTS LIMITED


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________


SIGNATURE PAGE TO THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE
                                   AGREEMENT

PRIOR INVESTORS:

21ST CENTURY INTERNET FUND, L.P.                  ADOBE VENTURES II, L.P.
By: 21/st/ Century Internet Management
Partners, LLC                                     By: Adobe Venture Management II, LLC,
                                                  Its General Partner

____________________________________
Peter H. Ziebelman, Member                        _______________________________________
                                                  Jackie Berterretche, Attorney-in-Fact

SLEEPY HOLLOW INVESTMENT PARTNERSHIP, L.P.        H&Q AVANTGO INVESTORS, L.P.
By: Fayez Sarofim Investment Partnership No. 5,
L.P., it's General Partner

                                                  By:  H&Q Management Corp.,
By: ________________________________              Its General Partner
     Alice M. Youngblood
     Officer of General Partner's
     Managing General Partner, FSI
     No. 2 Corporation                            _______________________________________
                                                  Jackie Berterretche, Attorney-in-Fact



_______________________________________           _______________________________________
FELIX LIN                                         LINUS UPSON


_______________________________________
DAVID MOORE

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE
                                   AGREEMENT

FOUNDERS:



____________________________________
Felix Lin

Address:  2602 Dolores Street
          San Mateo, CA 94403



_______________________________________
Linus Upson

Address:  P.O. Box 620603
          Woodside, CA 94062



_______________________________________
Rafael Weinstein

Address:  315 Duncan Street, Apt. 6
          San Francisco, CA 94131

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE
                                   AGREEMENT

                                   EXHIBIT A
                                   ---------

                                   INVESTORS
                                   ---------

The Goldman Sachs Group, Inc.
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Stone Street Fund 2000, L.P.
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Bridge Street Special Opportunities
Fund 2000, L.P.
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Goldman Sachs Investments Limited
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Yahoo!, Inc.
3420 Central Expressway
Santa Clara, CA 95051
Fax: (408) 328-7939
Fax: (408) 731-3400

Pinnacle Ventures
3721 Ortega Court
Palo Alto, CA 94306
Fax: 415.989.5108

Imagine Health, Inc.
c/o McKesson HBOC
1 Post Street, 34/th/ Floor
San Francisco, California 94104
Fax: (415)

Ford Motor Company
1 American Road
Dearborn, MI 48126-2798
Fax: (313) 594-3332

American Express Travel Related
Services Company, Inc.
World Financial Center
New York, NY 10285-3116
Fax: (212) 619-8610

The Entrepreneurs Growth Fund, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

The Entrepreneurs Fund I, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

The Entrepreneurs Fund II, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

RBW Investments LLC
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

Jeff Webber
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

C. Woodrow Rea
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

Joe Brilando
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

Sleepy Hollow Investment Partnership,
L.P.
Two Houston Center
Suite 2907
Houston, TX 77010
Fax:

Microsoft Corporation
One Microsoft Way
Redmond, WA 98052
Attn: Chief Financial Officer
CC: General Counsel, Finance and Administration
Fax:

3Com Ventures, Inc.
C/O 3Com Corporation
5400 Bayfront Plaza
Santa Clara, CA 95052
Attn: Vice President,
Business Development
Fax: (408) 326-7207
cc: General Counsel
Fax: (408) 326-6434

21st Century Internet Fund, L.P.
2 South Park, 2nd Floor
San Francisco, CA 94107
Fax: (415) 512-2650

Adobe Ventures II, L.P.
c/o Hambrecht & Quist Incorporated
One Bush Street,18/th/ Floor
San Francisco, CA 94104
Fax: (415) 439-3621

H&Q AvantGo Investors, L.P.
c/o Hambrecht & Quist Incorporated
One Bush Street,18/th/ Floor
San Francisco, CA 94104
Fax: (415) 439-3621

Hambrecht & Quist Employee Venture
Fund, L.P. II
c/o Hambrecht & Quist Incorporated
One Bush Street,18/th/ Floor
San Francisco, CA 94104
Fax: (415) 439-3621

Tacit Fund, L.P.
100 Hamilton Avenue, Suite 160
Palo Alto, CA 94301
Fax:

Stealth Fund, L.P.
100 Hamilton Avenue, Suite 160
Palo Alto, CA 94301
Fax:

Entrepreneurs Fund, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax:

RBW Investments LLC
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax:

Cornerstone Properties LLP
Bayshore Corporate Center
1720 South Amphlett Blvd.
Suite 110
San Mateo, CA 94402
Fax: (650) 574-0610

Angel Investors, L.P.
c/o Wilson, Sonsini, et al.,
650 Page Mill Road
Palo Alto, CA 94304
Fax:

TWB Investment Partnership
c/o Perkins Coie LLP
1201 Third Avenue, 40/th/ Floor
Seattle, WA 98101-3099
Fax: (206) 583-8500

Evans Partners LLC
716 Laurel Street
San Carlos, CA 94070
Fax: (831) 423-2301

Charlotte Ziems
1052 Edgewood Road
Redwood City, CA 94062
Fax: (650) 599-9311

David Pesikoff
2206 Quenby Street
Houston, TX 77005
Fax:

Felix Lin
2602 Dolores Street
San Mateo, CA 94403
Fax:

Linus Upson
P.O. Box 620603
Woodside, CA 94062
Fax:

David Moore
23 Baker Street
San Francisco, CA 94117
Fax:

RIM USA Capital Corporation
295 Phillip Street
Waterloo, Ontario
Canada N2L 3W8
Fax: (519) 888-6906

Broadview SLP
950 Tower Lane, 18th Floor
Foster City, CA 94404-2130
Fax: 650 378-4710

DRW Venture Partners L.P.
Dain Rauscher Plaza
60 South Sixth Street
Minneapolis, MN 55402
Fax: (612) 373-1610

Allen & Company Incorporated
711 Fifth Avenue
New York, NY 10022
Fax: (212) 508-5839

Angel (Q) Investors II, L.P.
C/O J. Casey McGlynn
650 Page Mill Road
Palo Alto, CA 94304
Fax: (650) 493-6811

The Leasing Group, plc
42 Kenavon Drive
Reading
Berkshire RG1 3DJ

Write Image Limited
271 Regent Street
London W1R 8BP

Randy Blumenthal
2765 Sand Hill Road
Menlo Park, CA 94025

Meredith Family Revocable Trust u/a/d 12/16/94, amended 9/30/99
C/O Thomas Meredith
70 Pascal Lane
Austin, TX 78746

Curtis Smith
15 San Antonio Place #303
San Francisco, CA 94133

Scott Bonham
283 30/th/ Avenue
San Francisco, CA 94121

TWB Investment Partnership
1201 Third Avenue, 40/th/ Floor
Seattle, WA 98101
Fax: (206) 587-8500

SKGF Investments-2000-1, L.L.C.
1100 New York Ave #600 N.W.
Washington, D.C. 20005

                                                                       EXHIBIT F
                                                                       ---------

                                 AVANTGO, INC.

                  THIRD AMENDED AND RESTATED VOTING AGREEMENT
                  -------------------------------------------

     This Third Amended and Restated Voting Agreement (the "Agreement") is made
                                                            ---------
as of the 8/th/ day of March, 2000, by and among AvantGo, Inc., a Delaware corporation (the "Company"), Felix Lin, Linus Upson and Rafael Weinstein (the
                  -------
"Founders"), and the holders of shares of Preferred Stock listed on Exhibit A
---------                                                           ---------
(collectively, the "Investors" and individually, an "Investor").
                    ---------                        --------

                                    RECITALS
                                    --------

     A.    The Company and certain investors (the "Prior Investors") entered
                                                   ----------------
into that certain Second Amended and Restated Voting Agreement dated June 4, 1999 (the "Prior Agreement"), which agreement may be amended with the written
           ---------------
consent of the Company, the holders of a majority of the Company's Series A Preferred Stock, the holders of a majority of the Company's Series B Preferred Stock, holders of a majority of the Company's Series C Preferred Stock, and the holders of a majority of the shares held by the Founders (the "Founders'
                                                               ---------
Shares").
------

     B.    The Company and certain Investors (the "New Investors") have entered
                                                   -------------
into a Series D Preferred Stock Purchase Agreement (the "Purchase Agreement") of
                                                         ------------------
even date herewith pursuant to which the Company desires to sell to the New Investors and the New Investors desire to purchase from the Company shares of the Company's Series D Preferred Stock. A condition to the New Investors' obligations under the Purchase Agreement is that the Company, the Founders and the Prior Investors amend and restate the Prior Agreement as provided herein for the purpose of setting forth the terms and conditions pursuant to which the Investors and the Founders shall vote their shares of the Company's voting stock in favor of certain designees to the Company's Board of Directors. The Company, the Prior Investors and the Founders each desire to facilitate the voting arrangements set forth in this Agreement, and the sale and purchase of shares of Series D Preferred Stock pursuant to the Purchase Agreement, by amending and restating the Prior Agreement as set forth herein.

                                   AGREEMENT
                                   ---------

     The parties hereby agree as follows:

     1.   Board Representation. During the term of this Agreement, to the extent
          --------------------
they are entitled under the Company's Fifth Amended and Restated Certificate of Incorporation (the "Restated Certificate") to vote on a particular matter, the
                    --------------------
Founders and the Investors agree to vote all of the shares of the Company's voting securities now or hereafter owned by them, whether beneficially or otherwise (the "Shares"), by written consent, or at any annual or special
                ------
meeting called for the purpose of electing directors, so as to cause the total number of authorized directors of the Company to be not more or less than nine
(9) and to elect members of the Board of Directors as more fully set forth below.

          (a) The Founders and the Investors agree to vote the Shares to elect two (2) designees of the Founders (the "Founder Directors"), which designees
                                        -----------------
shall be determined by the vote or written consent of a majority of the Founders' Shares, and which designees shall initially be Felix Lin and Linus Upson;

          (b) The Founders and the Investors agree to vote the Shares to elect the Chief Executive Officer of the Company as one (1) member of the Company's Board of Directors, who initially shall be Richard Owen;

          (c) The Founders and the Investors agree to vote the Shares to elect one (1) designee (the "Series A Director") of 21st Century Internet Fund, L.P.
                       -----------------
("21st Century"), which designee shall initially be Peter H. Ziebelman;
  ------------

          (d) The Founders and the Investors agree to vote the Shares to elect one (1) designee (the "Series B Director") of Adobe Ventures II, L.P. ("Adobe"),
                       -----------------                                -----
which designee shall initially be Christopher B. Hollenbeck;

          (e) The Founders and the Investors agree that (i) for so long as Sleepy Hollow Investment Partnership, L.P. ("Sleepy Hollow") owns not less than
                                             -------------
200,000 shares of the Company's Series C Preferred Stock, each shall vote the Shares to elect one (1) designee of Sleepy Hollow, which designee shall initially be Gregory Waldorf, and (ii) in the event Sleepy Hollow owns less than 200,000 shares of the Company's Series C Preferred Stock, each shall vote the Shares to elect (1) designee of the majority of the holders of the Series C Preferred Stock then outstanding (in either case, the "Series C Director"); and
                                                       -----------------

          (f) The Founders and the Investors agree to vote the Shares to elect three (3) designees of the majority of the directors (the "Outside Directors"),
                                                           -----------------
which Outside Directors shall initially be Robert Lesko, with the remaining vacancies to be filled as soon as reasonably practical.

          (g) This Agreement shall be limited to voting for the election of directors of the Company and shall not extend to voting upon questions and matters (other than the election of directors) upon which stockholders of the Company have a right to vote under the Restated Certificate or Bylaws of the Company or under the laws of the State of Delaware.

     2.   Legends.  Each certificate representing Founders' or Investor's Shares
          -------
shall be endorsed by the Company with a legend reading as follows:

     "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY, THE FOUNDERS AND THE INVESTORS (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

     3.   Termination.
          -----------

          (a) This Agreement shall terminate upon the earliest to occur of (i) the consummation of the Company's initial public offering on a firm underwriting basis of any of its securities, and (ii) ten (10) years from the date hereof. At any time after the termination of this Agreement, any holder of a stock certificate legended pursuant to Section 2 may surrender such certificate to the Company for removal of the legend, and the Company will duly reissue a certificate without such legend.

          (b) Each of the rights and obligations of (i) 21st Century to appoint a director pursuant to Section 1(c) hereof; (ii) Adobe to appoint a director
                       ------------
pursuant to Section 1(d) hereof; and (iii) Sleepy Hollow or the holders of the
            ------------
outstanding Series C Preferred Stock to appoint a director pursuant to Section
                                                                       -------
1(e) hereof (each, a "Designator" and collectively, the "Designators") shall
----
terminate with respect to a Designator on the date upon which such Designator, its affiliates, partners, or limited partners no longer collectively owns, beneficially or of record, a number of shares of Company capital stock (or the Common Stock issuable upon conversion thereof) which shall represent in the aggregate not less than five percent (5%) of the outstanding equity securities of the Company, determined on an as-converted and fully-diluted basis (including for this purpose all shares of outstanding capital stock of the Company, all shares of capital stock issuable upon exercise of outstanding warrants and options to purchase capital stock of the Company, and all shares of capital stock reserved for issuance pursuant to the Company's 1997 Stock Option Plan).

     4.   Amendments; Waivers. Any term hereof may be amended or waived with the
          -------------------
written consent of (i) the Company; (ii) the holders of at least a majority of the Series A Preferred Stock of the Company; (iii) the holders of at least a majority of the Series B Preferred Stock of the Company; (iv) the holders of at least a majority of the Series C Preferred Stock of the Company, each voting as separate classes; and (iv) the holders of a majority of the Founders' Shares (or their respective successors and assigns) provided, however, that Section 1 (g) hereof may not be amended. Any amendment or waiver effected in accordance with this Section 4 shall be binding upon the Company, the Investors and any holder of Founders' Shares, and each of their respective successors and assigns. Notwithstanding the foregoing, Section 1(e) of this Agreement may only be
                               ------------
amended with the consent of the Company and the holders of at least a majority Series C Preferred Stock of the Company, voting as a separate class.

     5.   Notices.  Any notice required or permitted by this Agreement shall be
          -------
in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or on Exhibit A hereto, or as
                                                 ---------
subsequently modified by written notice.

     6.   Severability.  If one or more provisions of this Agreement are held to
          ------------
be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

     7.   Governing Law.  This Agreement and all acts and transactions pursuant
          -------------
hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

     8.   Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     9.   Successors and Assigns.  The terms and conditions of this Agreement
          ----------------------
shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                            [Signature Page Follows]

     The parties have executed this Third Amended and Restated Voting Agreement as of the date first above written.

                                    COMPANY:

                                    AVANTGO, INC.


                                    By:______________________________
                                             Richard Owen,
                                             Chief Executive Officer
                                    Address: 1700 South Amphlett Boulevard
                                             Suite 300
                                             San Mateo, CA 94402


                                    INVESTOR:

                                    _______________________________________
                                    (Name)

                                    By:____________________________________

                                    Name:__________________________________

                                    Title:

                                    Address:_______________________________

                                    _______________________________________
                                    Fax:___________________________________



         SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

                                    THE GOLDMAN SACHS GROUP, INC.



                                    By:_______________________________

                                    Name:_____________________________

                                    Title:____________________________


                                    STONE STREET FUND 2000, L.P.
                                    By: Stone Street 2000, L.L.C., its general
                                    partner



                                    By:_______________________________

                                    Name:_____________________________

                                    Title:____________________________


                                    BRIDGE STREET SPECIAL OPPORTUNITIES FUND
                                    2000, L.P.
                                    By: Bridge Street Special Opportunities
                                    2000, L.L.C., it general partner



                                    By:_______________________________

                                    Name:_____________________________

                                    Title:____________________________


                                    GOLDMAN SACHS INVESTMENTS LIMITED


                                    By:_______________________________

                                    Name:_____________________________

                                    Title:____________________________


         SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

PRIOR INVESTORS:

21ST CENTURY INTERNET FUND, L.P.                       ADOBE VENTURES II, L.P.
By: 21/st/ Century Internet Management
Partners, LLC                                          By: Adobe Venture Management II, LLC,
                                                       Its General Partner

_____________________________________________
Peter H. Ziebelman, Member
                                                       _____________________________________________
                                                       Jackie Berterretche, Attorney-in-Fact


SLEEPY HOLLOW INVESTMENT PARTNERSHIP, L.P.             H&Q AVANTGO INVESTORS, L.P.
By: Fayez Sarofim Investment Partnership No. 5,
L.P., it's General Partner

                                                       By:  H&Q Management Corp.,
By:_________________________________                   Its General Partner
        Alice M. Youngblood
        Officer of General Partner's
        Managing General Partner, FSI                  _____________________________________________
        No. 2 Corporation                              Jackie Berterretche, Attorney-in-Fact


_____________________________________________          _____________________________________________
FELIX LIN                                              LINUS UPSON


_____________________________________________
DAVID MOORE

         SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

FOUNDERS:



_________________________________
Felix Lin

Address: 2602 Dolores Street
         San Mateo, CA 94403



_________________________________
Linus Upson

Address: P.O. Box 620603
         Woodside, CA 94062



_________________________________
Rafael Weinstein

Address: 315 Duncan Street, Apt. 6
         San Francisco, CA 94131


         SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

                                   EXHIBIT A
                                   ---------

                                   INVESTORS
                                   ---------

The Goldman Sachs Group, Inc.
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Stone Street Fund 2000, L.P.
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Bridge Street Special Opportunities
Fund 2000, L.P.
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Goldman Sachs Investments Limited
85 Broad Street, 10/th/ Floor
New York, NY 10004
Attention: Tara Harrison
Fax: (212) 357-5505

Yahoo!, Inc.
3420 Central Expressway
Santa Clara, CA 95051
Fax: (408) 328-7939
Fax: (408) 731-3400

Pinnacle Ventures
3721 Ortega Court
Palo Alto, CA 94306
Fax: 415.989.5108

Imagine Health, Inc.
c/o McKesson HBOC
1 Post Street, 34/th/ Floor
San Francisco, California 94104
Fax: (415)

Ford Motor Company
1 American Road
Dearborn, MI 48126-2798
Fax: (313) 594-3332

American Express Travel Related
Services Company, Inc.
World Financial Center
New York, NY 10285-3116
Fax: (212) 619-8610

The Entrepreneurs Growth Fund, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

The Entrepreneurs Fund I, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

The Entrepreneurs
Fund II, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

RBW Investments LLC
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

Jeff Webber
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

C. Woodrow Rea
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

Joe Brilando
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax (650) 424-9900

Sleepy Hollow Investment Partnership,
L.P.
Two Houston Center
Suite 2907
Houston, TX 77010
Fax:

Microsoft Corporation
One Microsoft Way
Redmond, WA 98052
Attn: Chief Financial Officer
CC: General Counsel, Finance and
Administration
Fax:

3Com Ventures, Inc.
C/O 3Com Corporation
5400 Bayfront Plaza
Santa Clara, CA 95052
Attn: Vice President,
Business Development
Fax: (408) 326-7207
cc: General Counsel
Fax: (408) 326-6434

21st Century Internet Fund, L.P.
2 South Park, 2nd Floor
San Francisco, CA 94107
Fax: (415) 512-2650

Adobe Ventures II, L.P.
c/o Hambrecht & Quist Incorporated
One Bush Street, 18/th/ Floor
San Francisco, CA 94104
Fax: (415) 439-3621

H&Q AvantGo Investors, L.P.
c/o Hambrecht & Quist Incorporated
One Bush Street, 18/th/ Floor
San Francisco, CA 94104
Fax: (415) 439-3621

Hambrecht & Quist Employee Venture
Fund, L.P. II
c/o Hambrecht & Quist Incorporated
One Bush Street, 18/th/ Floor
San Francisco, CA 94104
Fax: (415) 439-3621

Tacit Fund, L.P.
100 Hamilton Avenue, Suite 160
Palo Alto, CA 94301
Fax:

Stealth Fund, L.P.
100 Hamilton Avenue, Suite 160
Palo Alto, CA 94301
Fax:

Entrepreneurs Fund, L.P.
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax:

RBW Investments LLC
1717 Embarcadero Road
Suite 2000
Palo Alto, CA 94303
Fax:

Cornerstone Properties LLP
Bayshore Corporate Center
1720 South Amphlett Blvd.
Suite 110
San Mateo, CA 94402
Fax: (650) 574-0610

Angel Investors, L.P.
c/o Wilson, Sonsini, et al.,
650 Page Mill Road
Palo Alto, CA 94304
Fax:

TWB Investment Partnership
c/o Perkins Coie LLP
1201 Third Avenue, 40/th/ Floor
Seattle, WA 98101-3099
Fax: (206) 583-8500

Evans Partners LLC
716 Laurel Street
San Carlos, CA 94070
Fax: (831) 423-2301

Charlotte Ziems
1052 Edgewood Road
Redwood City, CA 94062
Fax: (650) 599-9311

David Pesikoff
2206 Quenby Street
Houston, TX 77005
Fax:

Felix Lin
2602 Dolores Street
San Mateo, CA 94403
Fax:

Linus Upson
P.O. Box 620603
Woodside, CA 94062
Fax:

David Moore
23 Baker Street
San Francisco, CA 94117
Fax:

RIM USA Capital Corporation
295 Phillip Street
Waterloo, Ontario
Canada N2L 3W8
Fax: (519) 888-6906

Broadview SLP
950 Tower Lane, 18/th/ Floor
Foster City, CA 94404-2130
Fax: 650 378-4710

DRW Venture Partners L.P.
Dain Rauscher Plaza
60 South Sixth Street
Minneapolis, MN 55402
Fax: (612) 373-1610

Allen & Company Incorporated
711 Fifth Avenue
New York, NY 10022
Fax: (212) 508-5839

Angel (Q) Investors II, L.P.
C/O J. Casey McGlynn
650 Page Mill Road
Palo Alto, CA 94304
Fax: (650) 493-6811

The Leasing Group, plc
42 Kenavon Drive
Reading
Berkshire RG1 3DJ

Write Image Limited
271 Regent Street
London W1R 8BP

Randy Blumenthal
2765 Sand Hill Road
Menlo Park, CA 94025

Meredith Family Revocable Trust u/a/d 12/16/94, amended 9/30/99
C/O Thomas Meredith
70 Pascal Lane
Austin, TX 78746

Curtis Smith
15 San Antonio Place #303
San Francisco, CA 94133

Scott Bonham
283 30/th/ Avenue
San Francisco, CA 94121

TWB Investment Partnership
1201 Third Avenue, 40/th/ Floor
Seattle, WA 98101
Fax: (206) 587-8500

SKGF Investments-2000-1, L.L.C.
1100 New York Ave #600 N.W.
Washington, D.C. 20005